As filed with the Securities and Exchange Commission on April 26, 2002.


                                                  1933 Act File No. 33-82270
                                                  1940 Act File No. 811-8672

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 X
                                                                   --
                           Pre-Effective Amendment No.
                        Post-Effective Amendment No. 10


                                       and


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X
                                                                       --
                                Amendment No. 11


                           USAA LIFE INVESTMENT TRUST
                  ---------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 9800 Fredericksburg Road, San Antonio, TX 78288
                  ---------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code (210) 498-8000


                              MARK S. HOWARD, ESQ.
                               Assistant Secretary
                           USAA Life Investment Trust
                       9800 Fredericksburg Road, HO A-3-W
                              San Antonio, TX 78288
                  ---------------------------------------------
                     (Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective under Rule 485


___  immediately upon filing pursuant to paragraph (b)
_X_  on May 1, 2002, pursuant to paragraph (b)
___  60 days after filing pursuant to paragraph (a)(1)
___  on (date) pursuant to paragraph (a)(1)
___  75 days after filing pursuant to paragraph (a)(2)
___  on (date) pursuant to paragraph (a)(2)




If appropriate, check the following box:

___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                         Exhibit Index on Pages 64 - 66
                                                                  Page 1 of 153

                                     Part A



                               Prospectus for the

            USAA Life Income Fund, USAA Life Growth and Income Fund,
        USAA Life World Growth Fund, USAA Life Diversified Assets Fund,
                      and USAA Life Aggressive Growth Fund


                               is included herein


                                                      PROSPECTUS
                                                      May 1, 2002


USAA LIFE INVESTMENT TRUST Funds

TABLE OF CONTENTS
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Overview                                                       2B
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USAA Life Income Fund                                          2B
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USAA Life Growth and Income Fund                               6B
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USAA Life World Growth Fund                                    8B
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USAA Life Diversified Assets Fund                             11B
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USAA Life Aggressive Growth Fund                              15B
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Fund Management                                               17B
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Purchase of Fund Shares                                       17B
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Redemption of Fund Shares                                     18B
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Valuation of Fund Shares                                      18B
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Dividends and Distributions                                   19B
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Taxes                                                         19B
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Financial Highlights                                          20B
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Appendix A                                                    25B
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AS WITH OTHER MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE FUNDS' SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

SHARES OF THESE FUNDS ARE AVAILABLE TO THE PUBLIC ONLY THROUGH THE PURCHASE OF CERTAIN VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES OFFERED BY USAA LIFE INSURANCE COMPANY.

AS WITH OTHER MUTUAL FUNDS, LOSING MONEY IS A RISK OF INVESTING IN THESE FUNDS. AN INVESTMENT IN THESE FUNDS IS NOT A DEPOSIT OF USAA FEDERAL SAVINGS BANK, OR ANY OTHER BANK, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

USAA LIFE FUNDS
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OVERVIEW

USAA Investment Management Company manages these Funds. USAA Investment Management Company is an affiliate of United Services Automobile Association
(USAA) and as of the date of this prospectus manages approximately $42 billion in total assets. For easier reading, USAA Investment Management Company will be referred to as "we" or "us" throughout this prospectus.

USAA LIFE INCOME FUND

OBJECTIVE
Maximum current income without undue risk to principal


INVESTMENT STRATEGY
The Fund's principal strategy is the investment of its assets primarily in U.S. dollar-denominated debt and income-producing securities that have been selected for their high yields relative to the risk involved. Consistent with this policy, when interest rates rise, we will invest a greater portion of the Fund's portfolio in securities whose value we believe to be less sensitive to interest rate changes. The Fund's portfolio may consist of any of the following:

   o obligations of the U.S. government, its agencies and instrumentalities, and repurchase agreements collateralized by such obligations
   o obligations  of   state and  local  governments  and  their  agencies  and
     instrumentalities
   o U.S. bank obligations, including certificates of deposit and banker's acceptances
   o Eurodollar obligations and Yankee obligations
   o mortgage-backed securities
   o asset-backed securities
   o convertible   securities
   o corporate debt securities such as notes, bonds, and commercial paper
   o equity and debt securities of real estate investment trusts
   o common stocks
   o preferred stocks and
   o other debt securities

The debt securities must be investment grade at the time of purchase. Investment-grade securities are those securities issued or guaranteed by the U.S. government, its agencies and instrumentalities; those rated or subject to a guarantee that is rated within the four highest long-term rating categories by:

   o Moody's Investors Service        o  Standard & Poor's Ratings Group
   o Fitch Ratings

If unrated by these agencies, we must determine that the securities are of equivalent investment quality. You will find a complete description of the above debt ratings in the statement of additional information.

If the rating of a security is downgraded below investment grade, we will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio. If downgrades result in more than 5% of the Fund's net assets being invested in securities that are less than investment-grade quality, we will take immediate action to reduce the Fund's holdings in such securities to 5% or less of the Fund's net assets, unless otherwise directed by the Fund's Board of Trustees.

                                      2B
USAA LIFE FUNDS

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In deciding which securities to buy and sell, we search for securities that represent value at the time of purchase given current market conditions. For fixed income securities, value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. Recognizing value is the result of simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, are forced by market factors to raise money, or find that an attractive replacement security is available. For common stocks, value involves selecting dividend-paying stocks, whose yields are sensitive to interest rate levels when their dividend yields are close to bond yields, which implies undervaluation. Such stocks are generally sold when their yields return to a normal relationship versus bonds through price appreciation.

As a temporary defensive measure because of market, economic, political, or other conditions, we may invest up to 100% of the Fund's assets in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.


MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are interest rate risk, credit risk, prepayment risk, and stock market risk.

INTEREST RATE RISK
The Fund is subject to interest rate risk. Interest rate risk involves the possibility that the value of the Fund's investments will fluctuate because of changes in interest rates.

   o IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the net asset value and total return.

   o IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

CREDIT RISK
Because the Fund invests in bonds, it is subject to credit risk. Credit risk involves the possibility that a borrower cannot make timely interest and principal payments on its securities. We attempt to minimize the Fund's credit risk by investing in securities considered investment grade at the time of purchase. When evaluating potential investments for the Fund, our analysts also assess credit risk and its impact on the Fund's portfolio. Nevertheless, even investment-grade securities are subject to some credit risk. Securities in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities. In addition, the ratings of securities are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

PREPAYMENT RISK
Prepayment risk involves the possibility that prepayments of mortgages will affect mortgage-backed securities held in the Fund's portfolio and will require reinvestment at lower interest rates, resulting in less interest income to the Fund.

                                      3B
                                                                     PROSPECTUS

USAA LIFE FUNDS
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STOCK MARKET RISK

Because this Fund may purchase equity securities, it is subject to stock market risk. Stock market risk involves the possibility that the value of the Fund's investments in equity securities will decline in a down stock market, regardless of the success or failure of a company's operations. Stock markets tend to run in long cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

An additional risk of this Fund is the risk of investing in real estate investment trusts (REITs).

REITS
Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws.


FLUCTUATION OF INVESTMENT VALUE

The bar chart shown below illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception, while the table on the next page shows how the Fund's average annual total returns for the one- and five-year periods, as well as the life of the Fund, compared to those of a broad-based securities market index. Remember, historical performance does not necessarily indicate what will happen in the future. Also keep in mind, the total return calculations do not include other costs associated with the annuity or life insurance policy. If they did, the Fund's performance would be lower.

[BAR CHART]

               CALENDAR YEAR     TOTAL RETURN
                    1996*            .67%
                    1997           11.60%
                    1998            9.17%
                    1999           -5.17%
                    2000           14.00%
                    2001            7.21%

           * FUND BEGAN OPERATIONS ON JANUARY 5, 1995.


     ALL MUTUAL FUNDS MUST USE THE SAME FORMULA TO CALCULATE YIELD. THE FUND MAY ADVERTISE PERFORMANCE IN TERMS OF A 30-DAY YIELD QUOTATION. THE FUND'S 30-DAY YIELD FOR THE PERIOD ENDED DECEMBER 31, 2001, WAS 5.90%.


[SIDE BAR]
     3 MONTH YTD TOTAL RETURN
     -.75%  (3/31/02)

     BEST QUARTER
     4.83%  3RD QTR. 2001

     WORST QUARTER
     -4.24% 1ST QTR. 1996


     TOTAL  RETURN   MEASURES  THE  PRICE  CHANGE  IN  A  SHARE   ASSUMING  THE
     REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

     YIELD IS THE ANNUALIZED NET INCOME OF THE FUND DURING A SPECIFIED PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE.


                                      4B
USAA LIFE FUNDS

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===============================================================================
                         AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

                              PAST           PAST              SINCE INCEPTION
                              1 YEAR         5 YEARS                1/5/95

USAA Life Income Fund         7.21%          7.15%                  8.44%
................................................................................
Lehman Brothers
Aggregate Bond Index*         8.44%          7.43%                  8.34%


* THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS AN UNMANAGED INDEX OF THE GOVERNMENT/CREDIT INDEX, THE MORTGAGE-BACKED SECURITIES INDEX, AND THE ASSET-BACKED SECURITIES INDEX.
===============================================================================


PORTFOLIO MANAGER

Margaret Weinblatt, Ph.D., CFA, vice president of Mutual Fund Portfolios, has managed the Fund since February 2000. Ms. Weinblatt has 22 years' investment management experience and has worked for us since January 2000. Prior to joining us, she worked for Countrywide Investments from June 1998 to November 1999; Copernicus Asset Management, Ltd. from January 1996 to June 1998; and Neuberger & Berman from 1986 to 1995. Ms. Weinblatt earned the Chartered Financial Analyst designation in 1985 and is a member of the Association for Investment Management and Research, the San Antonio Financial Analysts Society, Inc., and the New York Society of Securities Analysts. She holds a Ph.D. and MA from the University of Pennsylvania and a BA from Radcliffe College.


                                      5B
                                                                     PROSPECTUS

USAA LIFE FUNDS
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USAA LIFE GROWTH AND INCOME FUND

OBJECTIVE
Capital growth and current income


INVESTMENT STRATEGY

The Fund's principal strategy is the investment of its assets primarily in equity securities that show the best potential for total return through a combination of capital appreciation and income. The assessment of potential return is based on an analysis of earnings and earnings growth, relative value, and company management. We use the term "equity securities" to include common stocks, securities convertible into common stocks, securities that carry the right to buy common stocks, and real estate investment trusts (REITs). We will limit the Fund's investment in convertible securities to 5% of the value of the Fund's net assets at the time these securities are purchased. We may also invest in nonconvertible debt securities and nonconvertible preferred stock.

Additionally, we may invest up to 30% of the Fund's total assets in American Depositary Receipts (ADRs) or similar forms of ownership interest in securities of foreign issuers deposited with a depositary, and securities of foreign issuers that are traded on U.S. securities exchanges or in U.S. over-the-counter markets.

In deciding which securities to buy and sell, we evaluate a stock's price in relation to sales and the potential for growth in both. Also, we relate the share price to the prospects for earnings, cash flow, and book value. We also consider various qualitative factors such as the number of shares the company's management owns, the attitude of investors in general toward the company, and the quality of management. We use the same criteria in deciding which securities to sell. For example, when a company's shares sell well above their relative historical levels of valuation, we may decide to sell the stock.

As a temporary defensive measure because of market, economic, political, or other conditions, we may invest up to 100% of the Fund's assets in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.


MAIN RISKS OF INVESTING
The primary risk of investing in this Fund is stock market risk.

STOCK MARKET RISK

Because this Fund invests in equity securities, it is subject to stock market risk. Stock market risk involves the possibility that the value of the Fund's investments in equity securities will decline in a down stock market, regardless of the success or failure of a company's operations. Stock markets tend to run in long cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.


Other risks of the Fund include the risks of foreign investing and investing in real estate investment trusts (REITs).

FOREIGN INVESTING RISK
Investing in securities of foreign issuers poses unique risks: currency exchange rate fluctuations; increased price volatility; different accounting, reporting, and disclosure requirements; and political or social instability. In the past, equity and debt instruments of foreign issuers have been more volatile than equity and debt instruments of U.S. issuers.

                                      6B
USAA LIFE FUNDS

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REITS
Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws.


FLUCTUATION OF INVESTMENT VALUE

The bar chart shown below illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception, while the table shows how the Fund's average annual total returns for the one- and five-year periods, as well as the life of the Fund, compared to those of a broad-based securities market index. Remember, historical performance does not necessarily indicate what will happen in the future. Also keep in mind, the total return calculations do not include other costs associated with the annuity or life insurance policy. If they did, the Fund's performance would be lower.


[BAR CHART]

               CALENDAR YEAR     TOTAL RETURN
                    1996*          24.13%
                    1997           26.43%
                    1998            6.93%
                    1999           14.67%
                    2000            3.70%
                    2001           -5.89%

           * FUND BEGAN OPERATIONS ON JANUARY 5, 1995.


[SIDE BAR]
     3 MONTH YTD TOTAL RETURN
     .18%  (3/31/02)

     BEST QUARTER
     17.33%  4TH QTR. 1998

     WORST QUARTER
     -17.02% 3RD QTR. 1998


     TOTAL  RETURN   MEASURES  THE  PRICE  CHANGE  IN  A  SHARE   ASSUMING  THE
     REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.


===============================================================================
                         AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

                                           PAST      PAST      SINCE INCEPTION
                                           1 YEAR    5 YEARS        1/5/95

USAA Life Growth and Income Fund           -5.89%     8.63%          13.84%
................................................................................
S&P 500 Index*                            -11.88%    10.70%          15.87%


* THE S&P 500 INDEX IS A BROAD-BASED COMPOSITE UNMANAGED INDEX THAT REPRESENTS THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS.
===============================================================================


PORTFOLIO MANAGER

R. David Ullom, CFA, assistant vice president of Equity Investments, has managed the Fund since its inception in January 1995. Mr. Ullom has 26 years' investment management experience and has worked for us for 16 years. He earned the Chartered Financial Analyst designation in 1980 and is a member of the Association for Investment Management and Research and the San Antonio Financial Analysts Society, Inc. He holds an MBA from Washington University, Missouri, and a BS from Oklahoma State University.


                                      7B
                                                                     PROSPECTUS

USAA LIFE FUNDS
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USAA LIFE WORLD GROWTH FUND

OBJECTIVE
Long-term capital appreciation

INVESTMENT STRATEGY
The Fund's principal strategy is the investment of its assets primarily in equity securities of both foreign and domestic issuers. We use the term "equity securities" to include common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

There are no restrictions as to the types of businesses or operations of companies in which the Fund's assets may be invested, except that we may not invest more than 25% of the Fund's total assets in one industry. Under normal market conditions, the Fund's investments will be diversified in at least three countries.

We believe that international diversification may have a balancing impact with regard to domestic investments during periods of adverse economic and market conditions in the United States. Therefore, the Fund combines the advantages of investing in a diversified international market and domestic market, with the convenience and liquidity of a mutual fund based in the United States.

In deciding which foreign securities to buy and sell, we review countries and regions for economic and political stability as well as future prospects. Then we research individual companies looking for favorable valuations, growth prospects, quality of management, and industry outlook. Securities are sold if we believe they are overvalued or if the economic or political outlook significantly deteriorates.

In deciding which domestic securities to buy and sell, we generally invest in companies that are, or have the prospect of becoming, dominant in their industry. We expect the sales and earnings of these companies to grow faster than those of their industry peers. We consider a number of factors such as a company's strategic position in its industry, sales and earnings growth, cash flow, book value, and dividend yield. We will sell a security when we perceive that our original investment thesis no longer holds.

As a temporary defensive measure because of market, economic, political, or other conditions, we may invest up to 100% of the Fund's assets in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.


MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are stock market risk and the risks of foreign investing.

STOCK MARKET RISK

Because this Fund invests in equity securities, it is subject to stock market risk. Stock market risk involves the possibility that the value of the Fund's investments in equity securities will decline in a down stock market, regardless of the success or failure of a company's operations. Stock markets tend to run in long cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.


FOREIGN INVESTING RISK
Investing in foreign securities involves the possibility that the value of the Fund's investments in foreign stock, including American Depositary Receipts
(ADRs) and Global Depositary Receipts (GDRs), will decrease because of the following unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations;


                                      8B
USAA LIFE FUNDS

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foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets. Three forms of foreign investing risk are emerging markets risk, political risk, and euro conversion risk.

   o EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

   o POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

   o EURO CONVERSION RISK. On January 1, 1999, countries participating in the European Monetary Union began converting their currencies into a new currency unit called the Euro. The conversion to the Euro, which will continue in stages through 2002, is expected to reshape the financial markets, banking systems, and monetary policies in Europe and other parts of the world and could adversely affect the Fund's investments in these markets. In addition, a failure of the clearing and settlement systems in these markets to handle the Euro conversion could adversely affect the Fund.


FLUCTUATION OF INVESTMENT VALUE

The bar chart shown below illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception, while the table on the next page shows how the Fund's average annual total returns for the one- and five-year periods, as well as the life of the Fund, compared to those of a broad-based securities market index. Remember, historical performance does not necessarily indicate what will happen in the future. Also keep in mind, the total return calculations do not include other costs associated with the annuity or life insurance policy. If they did, the Fund's performance would be lower.


[BAR CHART]

               CALENDAR YEAR     TOTAL RETURN
                    1996*          21.12%
                    1997           14.08%
                    1998           11.46%
                    1999           30.93%
                    2000          -10.34%
                    2001          -17.15%

           * FUND BEGAN OPERATIONS ON JANUARY 5, 1995.


[SIDE BAR]
     3 MONTH YTD TOTAL RETURN
     2.00%  (3/31/02)

     BEST QUARTER
     20.19%  4TH QTR. 1998

     WORST QUARTER
     -18.36% 3RD QTR. 1998


     TOTAL  RETURN   MEASURES  THE  PRICE  CHANGE  IN  A  SHARE   ASSUMING  THE
     REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

                                      9B
                                                                     PROSPECTUS

USAA LIFE FUNDS
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===============================================================================
                         AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

                                           PAST      PAST      SINCE INCEPTION
                                           1 YEAR    5 YEARS        1/5/95

USAA Life World Growth Fund               -17.15%     4.34%          8.70%
................................................................................
Morgan Stanley Capital
International (MSCI) World Index*         -16.82%     5.37%          8.63%


* MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX IS AN UNMANAGED INDEX THAT REFLECTS THE MOVEMENTS OF WORLD STOCK MARKETS BY REPRESENTING A BROAD SELECTION OF DOMESTICALLY LISTED COMPANIES WITHIN EACH MARKET.
===============================================================================


PORTFOLIO MANAGERS

FOREIGN SECURITIES

Albert C. Sebastian, CFA, vice president of International Mutual Funds, is the asset allocation manager for the USAA Life World Growth Fund and coordinates the activities of the managers. He has co-managed the Fund's investments in foreign securities since October 1996. Mr. Sebastian has 18 years' investment management experience and has worked for us for 11 years. He earned the Chartered Financial Analyst designation in 1989 and is a member of the Association for Investment Management and Research, the San Antonio Financial Analysts Society, Inc., and the International Society of Financial Analysts. He holds an MBA from the University of Michigan and a BA from Holy Cross College, Massachusetts.

Kevin P. Moore, assistant vice president of Equity Investments, has co-managed the Fund's investments in foreign securities since October 1999. Mr. Moore has 15 years' investment management experience and has worked for us for seven years. He is a member of the Association for Investment Management and Research and the San Antonio Financial Analysts Society, Inc. He holds an MBA from St. Mary's University and a BBA from George Washington University.

DOMESTIC SECURITIES

William Van Arnum, CFA, portfolio manager of Equity Investments, has managed the Fund's investment in domestic securities since July 30, 2001. He has 16 years' investment management experience and has worked for us since June 2000. Prior to joining us, he worked for the University of California, Office of the Treasurer, from August 1992 to May 2000. He earned the Chartered Financial Analyst designation in 1989 and is a member of the Association for Investment Management and Research and the San Francisco Financial Analyst Society, Inc. He holds an MBA from San Francisco State University and a BS from California Polytechnic State University, San Luis Obispo.


                                      10B
USAA LIFE FUNDS

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USAA LIFE DIVERSIFIED ASSETS FUND

OBJECTIVE
Long-term capital growth, consistent with preservation of capital and balanced by current income


INVESTMENT STRATEGY
The Fund's principal strategy is the investment of its assets in a diversified program within one mutual fund by allocating the Fund's assets, under normal market conditions, in approximately 60% equity securities (selected for their potential return) and approximately 40% in debt securities of varying maturities. We use the term "equity securities" to include common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks. The equity securities will consist significantly of domestic common stocks and, to a much lesser extent, may include shares of real estate investment trusts (REITs).

The fixed income component of the Fund will be made up of the same types of debt securities in which the USAA Life Income Fund may invest. The Fund may also invest in municipal lease obligations.

From time to time the stock and bond markets may fluctuate independently of each other. In other words, a decline in the stock market may, in certain instances, be offset by a rise in the bond market, or vice versa. As a result, the Fund, with its mix of stocks and bonds, may in the long run potentially return less (and entail less market risk) than a mutual fund investing exclusively in stocks.

In deciding which equity securities to buy and sell, we evaluate a stock's price in relation to the company's earnings, cash flow, book value, and yield. We also consider various qualitative factors such as its strategic position in the industry and the quality of management. We use the same criteria in deciding which securities to sell.

In deciding which debt securities to buy and sell, we search for securities that represent value at the time of purchase given current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. Recognizing value is the result of simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, are forced by market factors to raise money, or find that an attractive replacement is available.

As a temporary defensive measure because of market, economic, political, or other conditions, we may invest up to 100% of the Fund's assets in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.


MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are stock market risk, credit risk, and interest rate risk.

STOCK MARKET RISK

Because this Fund invests in equity securities, it is subject to stock market risk. Stock market risk involves the possibility that the value of the Fund's investments in equity securities will decline in a down stock market, regardless of the success or failure of a company's operations. Stock markets tend to run in long cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.


                                      11B
                                                                     PROSPECTUS

USAA LIFE FUNDS
-------------------------------------------------------------------------------

CREDIT RISK
Because the Fund invests in bonds, it is subject to credit risk. Credit risk involves the possibility that a borrower cannot make timely interest and principal payments on its securities. We attempt to minimize the Fund's credit risk by investing in securities considered investment grade at the time of purchase. When evaluating potential investments for the Fund, our analysts also assess credit risk and its impact on the Fund's portfolio. Nevertheless, even investment-grade securities are subject to some credit risk. Securities in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities. In addition, the ratings of securities are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

INTEREST RATE RISK
The Fund is subject to interest rate risk. Interest rate risk involves the possibility that the value of the Fund's investments will fluctuate because of changes in interest rates.

   o IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the net asset value and total return.

   o IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

Other risks of the Fund include the risk of investing in real estate investment trusts (REITs) and prepayment risk.

REITS
Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws.

PREPAYMENT RISK
Prepayment risk involves the possibility that prepayments of mortgages will affect mortgage-backed securities held in the Fund's portfolio and will require reinvestment at lower interest rates, resulting in less interest income to the Fund.


FLUCTUATION OF INVESTMENT VALUE

The bar chart shown on the next page illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception, while the table shows how the Fund's average annual total returns for the one- and five-year periods, as well as the life of the Fund, compared to those of relevant securities market indices. Remember, historical performance does not necessarily indicate what will happen in the future. Also keep in mind, the total return calculations do not include other costs associated with the annuity or life insurance policy. If they did, the Fund's performance would be lower.

                                      12B
USAA LIFE FUNDS

[BAR CHART]

               CALENDAR YEAR     TOTAL RETURN
                    1996*          14.30%
                    1997           20.70%
                    1998            9.63%
                    1999            7.58%
                    2000            4.02%
                    2001           13.36%

           * FUND BEGAN OPERATIONS ON JANUARY 5, 1995.


[SIDE BAR]
     3 MONTH YTD TOTAL RETURN
     .23%  (3/31/02)

     BEST QUARTER
     10.14%  2ND QTR. 1997

     WORST QUARTER
     -7.07% 3RD QTR. 1998

     TOTAL  RETURN   MEASURES  THE  PRICE  CHANGE  IN  A  SHARE   ASSUMING  THE
     REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.


===============================================================================
                         AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

                                           PAST      PAST      SINCE INCEPTION
                                           1 YEAR    5 YEARS        1/5/95

USAA Life Diversified Assets Fund         13.36%     10.92%          13.51%
................................................................................
S&P 500 Index*                           -11.88%     10.70%          15.87%
................................................................................
Lehman Brothers Aggregate
Bond Index*                                8.44%      7.43%           8.34%
................................................................................
Lipper Variable Annuity Balanced
Funds Average**                           -2.87%      8.04%          11.12%+


* THE S&P 500 INDEX IS A BROAD-BASED COMPOSITE UNMANAGED INDEX THAT REPRESENTS THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS AN UNMANAGED INDEX OF THE GOVERNMENT/CREDIT INDEX, THE MORTGAGE-BACKED SECURITIES INDEX, AND THE ASSET-BACKED SECURITIES INDEX.

** THE LIPPER VARIABLE ANNUITY BALANCE FUNDS AVERAGE IS THE AVERAGE PERFORMANCE
   LEVEL OF ALL VARIABLE INSURANCE PRODUCT BALANCED FUNDS.

+ THE PERFORMANCE OF THE LIPPER VARIABLE ANNUITY BALANCED FUNDS AVERAGE IS CALCULATED AT THE END OF THE MONTH, DECEMBER 31, 1994, WHILE THE FUND'S INCEPTION DATE IS JANUARY 5, 1995. THERE MAY BE A SLIGHT VARIATION OF THE PERFORMANCE NUMBERS DUE TO THIS DIFFERENCE.
===============================================================================


                                      13B
                                                                     PROSPECTUS

USAA LIFE FUNDS
-------------------------------------------------------------------------------

PORTFOLIO MANAGERS

EQUITY SECURITIES

Timothy P. Beyer, CFA, assistant vice president of Equity Investments, is the portfolio manager of the equity securities portion of the Fund as well as the asset allocation manager. He has managed the Fund's investments in equity securities since December 2000. Mr. Beyer has 11 years' investment management experience and has worked for us since August 2000. Prior to joining us, he worked for Banc of America Capital Management Inc. from December 1988 to August 2000. He earned the Chartered Financial Analyst designation in 1993 and is a member of the Association for Investment Management and Research and the San Antonio Financial Analysts Society, Inc. He holds a BSBA from East Carolina University.

FIXED INCOME SECURITIES

Paul H. Lundmark, CFA, assistant vice president of Fixed Income Mutual Fund Portfolios, has managed the Fund's investments in fixed income securities since its inception in January 1995. Mr. Lundmark has 16 years' investment management experience and has worked for us for ten years. He earned the Chartered Financial Analyst designation in 1989 and is a member of the Association for Investment Management and Research and the San Antonio Financial Analysts Society, Inc. He holds an MBA and a BSB from the University of Minnesota.


                                      14B
USAA LIFE FUNDS

-------------------------------------------------------------------------------

USAA LIFE AGGRESSIVE GROWTH FUND

OBJECTIVE
Appreciation of capital

INVESTMENT STRATEGY
The Fund's principal strategy is the investment of its assets primarily in equity securities of companies with the prospect of rapidly growing earnings. These investments will tend to be made in smaller, less-recognized companies, but may include larger, more widely recognized companies as well. We use the term "equity securities" to include common stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

While most of the Fund's assets will be invested in U.S. securities, we may also invest up to 30% of the Fund's total assets in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

We generally will not trade the Fund's securities for short-term profits; however, if circumstances warrant, we may need to actively and frequently trade Fund securities to achieve the Fund's principal investment strategy. The Fund's portfolio turnover rate will vary from year to year depending on market conditions. A high turnover rate increases transaction costs; therefore, we will carefully weigh the anticipated benefits of trading.

In deciding which securities to buy and sell, we invest in companies that have rapid sales and earnings growth potential. These companies tend to be in the small- and mid-capitalization categories, but we will also invest in large-capitalization companies where appropriate. We seek companies that are well positioned to take advantage of emerging, long-term social and economic trends and have ample financial resources to sustain their growth. We frequently invest through initial public offerings of companies meeting these criteria. We may reduce or sell the Fund's investments in companies if their stock prices appreciate excessively in relation to fundamental prospects. Companies will also be sold if they fail to realize their growth potential or if there are more attractive opportunities elsewhere.

As a temporary defensive measure because of market, economic, political, or other conditions, we may invest up to 100% of the Fund's assets in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.


MAIN RISKS OF INVESTING
The primary  risks of investing in this Fund are stock market risk and the risk
of  investing  in  companies  with  small  MARKET  CAPITALIZATIONS   (small-cap
companies).

[SIDE BAR]
     MARKET CAPITALIZATION IS THE TOTAL MARKET VALUE OF A COMPANY'S OUTSTANDING SHARES OF COMMON STOCK.


STOCK MARKET RISK

Because this Fund invests in equity securities, it is subject to stock market risk. Stock market risk involves the possibility that the value of the Fund's investments in equity securities will decline in a down stock market, regardless of the success or failure of a company's operations. Stock markets tend to run in long cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

SMALL-CAPITALIZATION RISK
Small-cap company risk involves the greater risk of investing in smaller, less well-known companies that may be more vulnerable than larger companies to adverse business or economic developments. Securities of such companies may be less liquid and more volatile

                                      15B
                                                                     PROSPECTUS

USAA LIFE FUNDS
-------------------------------------------------------------------------------

than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in larger companies. In addition, small-cap companies may not be well known to the investing public; may not have institutional ownership; and may have only cyclical, static, or moderate growth prospects.

An additional risk of the Fund includes the risk of foreign investing.

FOREIGN INVESTING RISK
Investing in foreign securities involves the possibility that the value of the Fund's investments in foreign stock, including American Depositary Receipts
(ADRs) and Global Depositary Receipts (GDRs), will decrease because of the following unique risks: currency exchange rate fluctuations; foreign market illiquidity; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

   o EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

   o POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

FLUCTUATION OF INVESTMENT VALUE

The bar chart shown below illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception, while the table on the next page shows how the Fund's average annual total returns for the one-year period, as well as the life of the Fund, compared to those of relevant securities market indices. Remember, historical performance does not necessarily indicate what will happen in the future. Also keep in mind, the total return calculations do not include other costs associated with the annuity or life insurance policy. If they did, the Fund's performance would be lower.


[BAR CHART]

               CALENDAR YEAR     TOTAL RETURN
                    1998*          20.14%
                    1999           94.34%
                    2000          -15.43%
                    2001          -23.44%

           * FUND BEGAN OPERATIONS ON MAY 1, 1997.


[SIDE BAR]
     3 MONTH YTD TOTAL RETURN
     -4.61%  (3/31/02)


     BEST QUARTER
     51.38%  4TH QTR. 1999

     WORST QUARTER
     -27.83% 3RD QTR. 2001

     TOTAL  RETURN   MEASURES  THE  PRICE  CHANGE  IN  A  SHARE   ASSUMING  THE
     REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.


                                      16B
USAA LIFE FUNDS

-------------------------------------------------------------------------------

===============================================================================
                         AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

                                           PAST          SINCE INCEPTION
                                           1 YEAR             5/1/97

USAA Life Aggressive Growth Fund          -23.44%              13.26%
................................................................................
Russell 2000 Index*                         2.49%               9.17%
................................................................................
S&P 500 Index*                            -11.88%               9.46%


* THE RUSSELL 2000 INDEX IS AN INDEX THAT CONSISTS OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000(R) INDEX, A WIDELY RECOGNIZED SMALL CAP INDEX. THE S&P 500 INDEX IS A BROAD-BASED COMPOSITE UNMANAGED INDEX THAT REPRESENTS THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS.
===============================================================================

PORTFOLIO MANAGER
John K. Cabell, Jr. CFA, assistant vice president of Equity Investments, has managed the Fund since its inception in May 1997. Mr. Cabell has 24 years' investment management experience and has worked for us for 13 years. He earned the Chartered Financial Analyst designation in 1982 and is a member of the Association for Investment Management and Research and the San Antonio Financial Analysts Society, Inc. He holds an MA and a BS from the University of Alabama.


FUND MANAGEMENT

The Trust has retained us, USAA Investment Management Company, to serve as the manager for the Trust. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is 9800 Fredericksburg Road, San Antonio, TX 78288.

[SIDE BAR]
TOTAL ASSETS
UNDER MANAGEMENT
BY USAA INVESTMENT
MANAGEMENT COMPANY
APPROXIMATELY $42 BILLION
AS OF MARCH 31, 2002

ADVISORY FEES

We provide management services to the Funds pursuant to an Advisory Agreement. We are responsible for managing the Funds' portfolios (including placement of brokerage orders), subject to the authority of and supervision by the Funds' Board of Trustees. For our services, the Funds pay us an annual fee. This fee, which is accrued daily and paid monthly, is computed as a percentage of monthly average net assets (ANA). For the Trust's most recent fiscal year ended December 31, 2001, the fee for each Fund (other than the USAA Life Aggressive Growth Fund) was equal to an annualized rate of 0.20% of the monthly ANA. With respect to the USAA Life Aggressive Growth Fund, we received fees equal to an annualized rate of 0.50% of the Fund's monthly ANA. We also provide services as distributor related to selling the Funds' shares and receive no compensation for those services.

PURCHASE OF FUND SHARES

The Trust currently sells shares of the Funds in a continuous offering only to separate accounts funding benefits to variable annuity contracts and variable life insurance policies issued by USAA Life Insurance Company. Each separate account is divided into fund accounts, five of which invest in a corresponding Fund of the Trust, as directed by contract and policy owners.

                                      17B
                                                                     PROSPECTUS

USAA LIFE FUNDS
-------------------------------------------------------------------------------

The fund accounts that purchase Trust shares do so at the net asset value per share (NAV) of the corresponding Funds, without a sales charge, next determined after the USAA Life Insurance Company receives instructions to invest from you or other contract and policy owners (such as making a premium payment) or after the operation of a contract or policy (such as deduction of fees and charges).

Investments in each Fund are credited to each corresponding Fund Account in the form of full and fractional shares of the designated Fund. The Funds do not issue share certificates. Initial and subsequent minimum premium payments allocated to one or more specific Funds are subject to the limits in the prospectuses of the variable annuity contract and variable life insurance policies.

REDEMPTION OF FUND SHARES

The fund accounts redeem shares of the appropriate Fund based on instructions by you or other contract and policy owners to receive back monies under a contract (such as surrendering a contract), or the operation of a contract (such as deduction of fees and charges). Fund accounts may redeem any of the Fund's shares on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received. However, if instructions are received after the NAV per share calculation (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

The Fund will make payment for redeemed shares within seven days after the effective date of redemption. The amount received upon redemption may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by a particular Fund.

In addition, the Trust may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

VALUATION OF FUND SHARES

The price at which Fund shares are purchased and redeemed by separate accounts is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. Separate accounts buy and sell Fund shares at the NAV per share without a sales charge. Each Fund's NAV per share is calculated at the close of the regular trading session of the New York Stock Exchange (NYSE), which is usually 4 p.m. Eastern Time.

[SIDE BAR]
                                 NAV PER SHARE
                                    EQUALS
                                 TOTAL ASSETS
                                     MINUS
                                  LIABILITIES
                                  DIVIDED BY
                                  # OF SHARES
                                  OUTSTANDING


Portfolio securities, except as otherwise noted, traded primarily on a securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are valued at the last quoted sales price, or the most recently determined closing price calculated according to local market convention, available at the time the Fund's securities are valued. If no sale is reported, the average of the bid and asked prices is generally used.

Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. The calculation of the Fund's NAV may not take place at the same time the prices of certain securities held by the Fund are determined. As a result, the NAV of the Fund's shares may change on days when the shareholders will not be able to purchase or redeem shares. In most cases, events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the Fund's NAV. If, however, we determine that a particular event would materially affect the Fund's NAV, then we, under the general supervision of the Funds' Board of Trustees, will use all relevant, available information to determine a fair value for the affected portfolio securities.

                                      18B
USAA LIFE FUNDS

-------------------------------------------------------------------------------

Over-the-counter securities are generally priced at the last sales price or, if not available, at the average of the bid and asked prices.

Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Other debt securities are valued each business day at their current market value as determined by a pricing service approved by the Funds' Board of Trustees. Securities that cannot be valued by these methods, and all other assets, are valued in good faith at fair value using methods we have determined under the general supervision of the Funds' Board of Trustees.

DIVIDENDS AND DISTRIBUTIONS

Each Fund pays net investment income dividends to separate accounts as shareholders at least once each year. Any net capital gains generally will be distributed at least annually. The Fund will make additional payments, if necessary, to avoid the imposition of any federal income or excise tax.

All income dividends and capital gain distributions will be paid in the form of additional shares of that Fund at the NAV per share. The share price will be the NAV of the Fund's shares computed on the ex-dividend date. Any income dividends or capital gain distributions paid by the Fund will reduce the NAV per share by the amount of the dividend or distribution.

TAXES

As mutual funds, the Funds themselves will not be subject to federal income tax provided they distribute all of their income and net capital gains for each taxable year in accordance with the Internal Revenue Code (Code). Because the Funds sell shares only to separate accounts funding benefits to variable annuity contracts and variable life insurance policies, Code provisions applicable to separate accounts of variable insurance products apply. As such, you should refer to the accompanying prospectus that describes the variable annuity contract or variable life insurance policy, as applicable, for the federal income tax treatment of the contract or policy and distributions to you as a contract or policy owner and for the consequences of the Trust's failure to meet Code requirements.


                                      19B
                                                                     PROSPECTUS

USAA LIFE FUNDS
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Fund's financial performance over a five-year period or since inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by KPMG LLP, whose report, along with each Fund's financial statements, are included in the annual report, which is available upon request.


USAA LIFE INCOME FUND


                                           Year ended December 31,
                             ---------------------------------------------------------------
                               2001           2000         1999         1998         1997
                             ---------------------------------------------------------------
Net asset value at
 beginning of period         $   10.43      $    9.14    $   10.89    $   10.96    $   10.51
Net investment income              .68(a,b)       .70          .96          .66          .75
Net realized and
 unrealized gain (loss)            .04(a)         .59        (1.52)         .35          .46
Distributions from
 net investment income            (.54)            -          (.96)        (.66)        (.76)
Distributions of realized
 capital gains                     -               -          (.23)        (.42)         -
                             ---------------------------------------------------------------
Net asset value at
 end of period               $   10.61      $   10.43    $    9.14    $   10.89    $   10.96
                             ===============================================================
Total return (%)*                 7.21          14.00        (5.17)        9.17        11.60
Net assets at end
 of period (000)             $  23,236      $  13,500    $  16,221    $  41,249    $  28,246
Ratio of expenses
 to average
 net assets (%)                    .35            .35          .35          .35          .35
Ratio of expenses
 to average net assets,
 excluding reimbursements (%)      .85           1.15          .68          .55          .52
Ratio of net investment
 income to average
 net assets (%)                   6.32(a)        6.98         6.56         6.62         7.16
Portfolio turnover (%)           55.79          68.10        41.36        61.79        30.77


  *Assumes reinvestment of all dividend income and capital gain distributions during the period. The total return calculations for each period do not reflect insurance contract charges that apply at the Separate Account level, such as the mortality and expense charge. These expenses would reduce the total return for the periods shown.

(a)Without the adoption of the change in bond discount/premium amortization methodology, the ratio of net investment income to average nets assets would have been 6.31%. Net investment income and net realized and unrealized gain
   (loss) per share amounts did not change.

(b)Calculated using average shares.

                                      20B
USAA LIFE FUNDS

-------------------------------------------------------------------------------

USAA LIFE GROWTH AND INCOME FUND


                                                  Year ended December 31,
                             --------------------------------------------------------------
                                2001         2000         1999         1998         1997
                             --------------------------------------------------------------
Net asset value at
 beginning of period         $   19.39    $   18.75     $   18.15    $   17.98    $   15.06
Net investment income              .24          .18           .27          .28          .28
Net realized and unrealized
 gain (loss)                     (1.27)         .51          2.39          .97         3.68
Distributions from
 net investment income            (.27)        (.01)         (.27)        (.28)        (.27)
Distributions of realized
 capital gains                   (1.00)        (.04)        (1.79)        (.80)        (.77)
                             --------------------------------------------------------------
Net asset value at
 end of period               $   17.09    $   19.39     $   18.75    $   18.15    $   17.98
                             ==============================================================
Total return (%)*                (5.89)        3.70         14.67         6.93        26.43
Net assets at end
 of period (000)             $  70,512    $  77,746     $  84,112    $ 100,438    $  85,750
Ratio of expenses to average
 net assets (%)                    .35          .35           .35          .35          .34
Ratio of expenses to average
 net assets, excluding
 reimbursements (%)                .42          .40           .37          .37         NA
Ratio of net investment
 income to average
 net assets (%)                   1.31         1.36          1.31         1.55         1.80
Portfolio turnover (%)           25.63        20.19         19.50        37.75        20.26


  *Assumes reinvestment of all dividend income and capital gain distributions during the period. The total return calculations for each period do not reflect insurance contract charges that apply at the Separate Account level, such as the mortality and expense charge. These expenses would reduce the total return for the periods shown.

                                      21B
                                                                     PROSPECTUS

USAA LIFE FUNDS
-------------------------------------------------------------------------------

USAA LIFE WORLD GROWTH FUND

                                           Year ended December 31,
                             --------------------------------------------------------------
                                2001         2000          1999         1998        1997
                             --------------------------------------------------------------
Net asset value at
 beginning of period         $   13.41    $   15.97     $   14.37    $   13.34    $   12.77
Net investment income              .13          .12           .13          .16          .17
Net realized and unrealized
 gain (loss)                     (2.43)       (1.75)         4.30         1.37         1.62
Distributions from
 net investment income            (.13)        (.12)         (.13)        (.16)        (.17)
Distributions of realized
 capital gains                     -           (.81)        (2.70)        (.34)       (1.05)
                             --------------------------------------------------------------
Net asset value at end
 of period                   $   10.98    $   13.41     $   15.97    $   14.37    $   13.34
                             ==============================================================
Total return (%)*               (17.15)      (10.34)        30.93        11.46        14.08
Net assets at end
 of period (000)             $  25,234    $  33,262     $  33,918    $  42,080    $  39,510
Ratio of expenses to average
 net assets (%)                    .65          .65           .65          .65          .59
Ratio of expenses to average
 net assets, excluding
 reimbursements (%)               1.11          .83           .75          .66          NA
Ratio of net investment
 income to average
 net assets (%)                    .99          .82           .91         1.09         1.20
Portfolio turnover (%)           49.27        38.37         29.62        55.47        48.89


  *Assumes reinvestment of all dividend income and capital gain distributions during the period. The total return calculations for each period do not reflect insurance contract charges that apply at the Separate Account level, such as the mortality and expense charge. These expenses would reduce the total return for the periods shown.

                                      22B
USAA LIFE FUNDS

-------------------------------------------------------------------------------

USAA LIFE DIVERSIFIED ASSETS FUND


                                           Year ended December 31,
                             --------------------------------------------------------------
                                2001         2000         1999         1998         1997
                             --------------------------------------------------------------
Net asset value at
 beginning of period         $   12.90     $   12.41    $   15.07    $   14.48    $   12.95
Net investment income              .42(a,b)      .49          .52          .55          .50
Net realized and
 unrealized gain                  1.28(a)        .01          .64          .85         2.14
Distributions from
 net investment income            (.48)         (.01)        (.52)        (.55)        (.50)
Distributions of realized
 capital gains                   (1.16)           -         (3.30)        (.26)        (.61)
                             --------------------------------------------------------------
Net asset value at
 end of period               $   12.96     $   12.90    $   12.41    $   15.07    $   14.48
                             ==============================================================
Total return (%)*                13.36          4.02         7.58         9.63        20.70
Net assets at end
 of period (000)             $  42,863     $  33,610    $  39,973    $  60,570    $  48,212
Ratio of expenses to average
 net assets (%)                    .35           .35          .35          .35          .35
Ratio of expenses to average
 net assets, excluding
 reimbursements (%)                .59           .60          .50          .45          .42
Ratio of net investment
 income to average
 net assets (%)                   3.26(a)       3.70         3.37         3.72         4.02
Portfolio turnover (%)           41.62         61.98        38.75        29.67        19.19


  *Assumes reinvestment of all dividend income and capital gain distributions during the period. The total return calculations for each period do not reflect insurance contract charges that apply at the Separate Account level, such as the mortality and expense charge. These expenses would reduce the total return for the periods shown.

(a)The adoption of the requirements discussed in Note 8 to the Trust financial statements, New Accounting Pronouncement, has not created a change in these amounts.

(b)Calculated using average shares.


                                      23B
                                                                     PROSPECTUS

USAA LIFE FUNDS
-------------------------------------------------------------------------------

USAA LIFE AGGRESSIVE GROWTH FUND


                                                                                     Eight-month
                                                                                     period ended
                                           Year ended December 31,                   December 31,
                             ----------------------------------------------------------------------
                               2001          2000          1999          1998           1997*
                             ----------------------------------------------------------------------
Net asset value at
 beginning of period         $   20.67     $   25.03     $   13.87     $   11.70     $   10.00
Net investment loss               (.06)(b)      (.05)(b)      (.07)(b)      (.05)(b)      (.01)(b)
Net realized and
 unrealized gain (loss)          (4.78)        (3.81)        13.06          2.39          1.83
Distributions of realized
 capital gains                    (.01)         (.50)        (1.83)         (.17)         (.12)
                             ----------------------------------------------------------------------
Net asset value at
 end of period               $   15.82     $   20.67     $   25.03     $   13.87     $   11.70
                             ======================================================================
Total return (%)**              (23.44)       (15.43)        94.34         20.14         18.26
Net assets at end
 of period (000)             $  25,804     $  69,242     $  58,751     $  29,201     $  42,545
Ratio of expenses to
 average net assets (%)            .70           .70           .70           .70           .70(a)
Ratio of expenses to average
 net assets, excluding
 reimbursements (%)               1.03           .76           .94           .84           .85(a)
Ratio of net investment
 loss to average
 net assets (%)                   (.33)         (.20)         (.43)         (.41)         (.15)(a)
Portfolio turnover (%)          116.09         23.51         56.63         50.48         73.77


  *Fund commenced operations on May 1, 1997.

 **Assumes reinvestment of all dividend income and capital gain distributions during the period. The total return calculations for each period do not reflect insurance contract charges that apply at the Separate Account level, such as the mortality and expense charge. These expenses would reduce the total return for the periods shown.


(a)Annualized. The ratio is not necessarily indicative of 12 months of operations.

(b)Calculated using average shares.


                                      24B
USAA LIFE FUNDS

-------------------------------------------------------------------------------
                                  APPENDIX A


         THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN TYPES OF SECURITIES
               IN WHICH WE MAY INVEST ONE OR MORE FUND'S ASSETS:


AMERICAN DEPOSITARY RECEIPTS (ADRS)

We may invest the USAA Life World Growth, USAA Life Growth and Income, and USAA Life Aggressive Growth Funds' assets in ADRs, which are foreign shares held by a U.S. bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.


CONVERTIBLE SECURITIES

We may invest each Fund's assets in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.


EURODOLLAR AND YANKEE OBLIGATIONS

We may invest a portion of each Fund's assets (except the USAA Life World Growth and USAA Life Aggressive Growth Funds) in dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions (Eurodollar obligations) as well as dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets (Yankee obligations).


FORWARD CURRENCY CONTRACTS

The USAA Life World Growth and USAA Life Aggressive Growth Funds' may hold securities denominated in foreign currencies. As a result, the value of the securities will be affected by changes in the exchange rate between the dollar and foreign currencies. In managing currency exposure, we may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future date or over a specified time period at a price set at the time of the contract. We only enter into forward currency contracts when the Fund enters into a contract for the purchase or sale of a security denominated in foreign currency and desires to "lock in" the U.S. dollar price of the security until settlement.


GLOBAL DEPOSITARY RECEIPTS (GDRS)

We may invest the USAA Life World Growth and USAA Life Aggressive Growth Funds' assets in GDRs, which are foreign shares held by a U.S. or foreign bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.


ILLIQUID SECURITIES

We may invest up to 15% of each Fund's net assets in securities that are illiquid. Illiquid securities are those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the securities.


LENDING OF SECURITIES

Each Fund may engage in securities lending to increase its income. Securities lending involves the lending of securities owned by the Fund to qualified financial institutions such as certain broker-dealers. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in short-term investments. If the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund, the Fund could experience delay in the recovery of its securities, or a capital loss. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral).


MASTER DEMAND NOTES

We may invest each Fund's assets (except the USAA Life World Growth and USAA Life Aggressive Growth Funds) in master demand notes, which are obligations that permit the investment of fluctuating amounts by the Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there

                                      25B
                                                                     PROSPECTUS

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generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. We will invest the Fund's assets in master demand notes only if the Fund's Board of Trustees or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.


MONEY MARKET INSTRUMENTS

We may hold a certain portion of each Fund's assets in investment-grade, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, banker's acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates.


MORTGAGE-BACKED
AND ASSET-BACKED SECURITIES

We may invest each Fund's assets (except the USAA Life World Growth and USAA Life Aggressive Growth Funds) in mortgage-backed and asset-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac). These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, the Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities.

Mortgage-backed  securities also include  collateralized  mortgage  obligations
(CMOs). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect the Fund's return on these investments. CMOs may also be less marketable than other securities.

Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities, discussed above. They may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.


MORTGAGE DOLLAR ROLLS

The USAA Life Income Fund and USAA Life Diversified Assets Fund may enter into mortgage dollar rolls. In these transactions, a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time a Fund would enter into a mortgage dollar roll, it would designate on its books and records cash or liquid securities to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by a Fund. The mortgage dollar rolls entered into by a Fund may be used as arbitrage transactions in which the Funds will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll. Because a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.

                                      26B
USAA LIFE FUNDS

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MUNICIPAL LEASE OBLIGATIONS

We may invest the USAA Life Diversified Assets Fund's assets in a variety of instruments referred to as municipal lease obligations, including leases and certificates of participation in such leases and contracts.


PUT BONDS

We may invest each Fund's assets in securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer.


REAL ESTATE INVESTMENT TRUSTS (REITS)

Each Fund may invest a portion of its assets in publicly traded REITs, which are managed portfolios of real estate. REITs make investments in a diverse array of real estate from shopping centers and office buildings to apartment complexes and hotels. Equity REITs take equity positions in real estate from which shareholders receive income from the rents received from the properties and receive capital gains as buildings are sold at a profit. Debt REITs specialize in lending money to building developers, which pass the interest income on to its shareholders.


REPURCHASE AGREEMENTS

We may invest each Fund's assets in repurchase agreements that are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies and instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security.


TREASURY INFLATION-PROTECTED SECURITIES (TIPS)

We may invest each Fund's assets in treasury inflation-protected securities, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at prevailing real, or after inflation, interest rates. The U.S. Treasury has guaranteed repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices.


VARIABLE RATE SECURITIES

We may invest each Fund's assets in securities that bear interest at rates which are adjusted periodically to market rates.

o These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

o Because the interest rates of variable rate securities are periodically adjusted to reflect current market rates, their market value is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates.

o The market value of a variable rate security usually tends toward par (100% of face value) at interest rate adjustment time.


WHEN-ISSUED

We may invest each Fund's assets in new issues of debt securities offered on a when-issued basis.

o Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.

o The Fund does not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement.

o  Such securities can be sold before settlement date.


                                      27B
                                                                     PROSPECTUS

This prospectus provides prospective purchasers of variable annuity contracts and variable life insurance policies offered by USAA Life Insurance Company with basic information regarding the Funds before allocating premium payments to any Fund.

If you would like more information about these Funds, you may call 1-800-531-2923 to request a free copy of the Trust's statement of additional information (SAI), annual or semiannual report, or to ask other questions about the Funds. The SAI has been filed with the Securities and Exchange Commission
(SEC) and is legally a part of this prospectus. In the Trust's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Internet web site (www.sec.gov) or the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

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                INVESTMENT ADVISER, UNDERWRITER, AND DISTRIBUTOR
                       USAA Investment Management Company
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288
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                                 TRANSFER AGENT
                          USAA Life Insurance Company
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288
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                                   CUSTODIAN
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02105


             [USAA EAGLE LOGO] WE KNOW WHAT IT MEANS TO SERVE(R)
             ---------------------------------------------------
              INSURANCE * BANKING * INVESTMENTS * MEMBER SERVICE


                   Investment Company Act File No. 811-8672

                                     Part B


                   Statement of Additional Information for the

            USAA Life Income Fund, USAA Life Growth and Income Fund,
        USAA Life World Growth Fund, USAA Life Diversified Assets Fund,
                      and USAA Life Aggressive Growth Fund

                               is included herein

[USAA EAGLE LOGO]  USAA LIFE                             STATEMENT OF
                   INVESTMENT TRUST                      ADDITIONAL INFORMATION
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                           USAA LIFE INVESTMENT TRUST

                                   MAY 1, 2002

     This statement of additional information ("SAI") is not a prospectus, but should be read in conjunction with the prospectus for the USAA Life Investment Trust. The prospectus sets forth information that a prospective investor should know before investing. Capitalized terms used in this SAI that are not otherwise defined herein have the same meaning given to them in the prospectus. This SAI and the prospectus are dated May 1, 2002, and may be amended from time to time.

     The financial statements of the Funds and the Independent Auditors' Report thereon for the fiscal year ended December 31, 2001, are included in the accompanying annual report of that date and are incorporated herein by reference.

     You may obtain a free copy of the prospectus and an annual or semiannual report by writing USAA Life Insurance Company at 9800 Fredericksburg Road, San Antonio, Texas 78288, or by calling 1-800-531-2923.

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                                TABLE OF CONTENTS

   PAGE
      2    General Information and History
      2    Distributor
      2    Investment Adviser
      2    Custodian
      3    Transfer Agent
      3    Independent Auditors
      3    Legal Matters
      3    Valuation of Securities
      4    Additional Information Regarding Redemption of Shares
      4    Investment Policies and Techniques
      6    Special Risk Considerations
      6    Investment Restrictions
      7    Portfolio Transactions
      9    Description of Trust Shares
     10    Certain Federal Income Tax Considerations
     11    Trustees and Officers of the Trust
     15    The Trust's Adviser
     18    Principal Holders of Securities
     18    Calculation of Performance Data
     20    Financial Statements
     20    Appendix A - Long-Term and Short-Term Debt Ratings
     22    Appendix B - Comparison of Fund Performance

                         GENERAL INFORMATION AND HISTORY

     USAA Life Investment Trust (the "Trust") is a diversified open-end management investment company formed as a business trust under laws of the state of Delaware on July 20, 1994. The Trust was established by USAA Life Insurance Company ("USAA Life" or the "Company") to serve as an investment vehicle for premium payments received by the Company from the sale of variable annuity contracts (the "Contracts") funded through the Separate Account of USAA Life Insurance Company (the "Separate Account"). The Trust also serves as an investment vehicle for premium payments received by the Company from the sale of variable life insurance policies (the "Policies") funded through the Life Insurance Separate Account of USAA Life Insurance Company (the "Life Insurance Separate Account"). The Trust is currently made up of five investment Funds:
USAA Life Income Fund (the "Income Fund"), USAA Life Growth and Income Fund (the "Growth and Income Fund"), USAA Life World Growth Fund (the "World Growth Fund"), USAA Life Diversified Assets Fund (the "Diversified Assets Fund"), and USAA Life Aggressive Growth Fund (the "Aggressive Growth Fund"), collectively referred to herein as the "Funds." Each Fund represents a separate series of shares of beneficial interest in the Trust. Each share of beneficial interest issued with respect to an individual Fund represents a pro rata interest in the assets of that Fund and has no interest in the assets of any other Fund. Each Fund bears its own liability and also its proportionate share of the general liabilities of the Trust. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") and its shares are registered under the Securities Act of 1933 (the "1933 Act"). This registration does not imply any supervision by the Securities and Exchange Commission (the "SEC" or the "Commission") over the Trust's management or its investment policies or practices.

     In the future, the Trust may offer its shares to other separate accounts of USAA Life as well as unaffiliated life insurance companies to fund benefits under variable annuity contracts (contracts) and variable life insurance policies (policies). The Trust does not foresee any disadvantage to purchasers of variable contracts and policies arising out of these arrangements. Nevertheless, differences in treatment under tax and other laws, as well as other considerations, could cause the interest of various purchasers of contracts and policies to conflict. For example, violation of the federal tax laws by one separate account investing in the Trust could cause the contracts or policies funded through another separate account to lose their tax-deferred status, unless remedial action were taken. If a material, irreconcilable conflict arises between separate accounts, a separate account may be required to withdraw its participation in the Trust. If it becomes necessary for any separate account to replace shares of the Trust with another investment, the Trust may have to liquidate portfolio securities on a disadvantageous basis. At the same time, USAA Investment Management Company and the Trust are subject to conditions imposed by the SEC designed to prevent or remedy any conflict of interest. In this connection, the Board of Trustees has the obligation to monitor events in order to identify any material, irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken to remedy or eliminate the conflict.

                                   DISTRIBUTOR

     USAA Investment Management Company ("USAA IMCO" or the "Adviser"), 9800 Fredericksburg Road, San Antonio, Texas 78288, serves as principal underwriter for the Trust in the distribution of shares, pursuant to an Underwriting and Administrative Services Agreement, dated December 16, 1994, as amended and restated as of February 18, 1998. USAA IMCO, an affiliate of USAA Life, is registered as a broker-dealer with the SEC and a member of the National Association of Securities Dealers, Inc. (the "NASD").

     USAA IMCO also serves as distributor of the Contracts and Polices funded by Trust shares. The Contracts and Policies are primarily sold in a continuous offering by direct response through salaried sales account representatives who are appropriately licensed under state law to sell variable annuity contracts and variable life insurance policies and registered with the NASD as registered representatives and/or principals.

                               INVESTMENT ADVISER

     USAA IMCO, registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, is the investment adviser to the Trust.

                                    CUSTODIAN

     State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, is the Trust's custodian ("Custodian"). The Custodian is responsible for, among other things, safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest on the Trust's investments. In addition, each Fund's investments in foreign securities may be held by certain foreign banks and foreign securities depositories as agents of the Custodian in accordance with the rules and regulations established by the SEC.

                                 TRANSFER AGENT

     USAA Life, 9800 Fredericksburg Road, San Antonio, Texas 78288, the depositor of the Separate Account and the Life Insurance Separate Account, serves as transfer agent for the Trust pursuant to a Transfer Agent Agreement, as amended by a Letter Agreement, dated February 7, 1997, and as further amended February 18, 1998. USAA Life may be reimbursed for its expenses incurred in connection with providing services under the Transfer Agent Agreement.

                              INDEPENDENT AUDITORS

     KPMG  LLP,  112  East  Pecan,  Suite  2400,  San  Antonio,   Texas  78205,
independent  auditors,  will  perform an annual  audit of USAA Life  Investment
Trust.

                                  LEGAL MATTERS

     Foley & Lardner, Washington Harbor, 3000 K Street N.W., Suite 500, Washington, D.C. 20007-5109, has passed upon the legal validity of the Funds' shares and has advised the Trust on certain federal securities law matters.

                             VALUATION OF SECURITIES

     Shares of each Fund are offered on a continuing basis to the Separate Account and the Life Insurance Separate Account through USAA IMCO. The offering price for shares of each Fund is equal to the current net asset value (the "NAV") per share. The NAV per share of each Fund is calculated by adding the value of each of the Fund's portfolio securities and other assets, deducting its liabilities, and dividing the remainder by the number of Fund shares outstanding.

     A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (the "Exchange") is closed. The Exchange is currently scheduled to be closed on New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

     The value of the securities of each Fund is determined by one or more of the following methods:

 (1) Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange, are valued at the last sales price on that exchange. If no sale is reported, the average of the bid price and asked prices is generally used depending upon local custom or regulation.

 (2) Securities traded in a U.S. over-the-counter ("OTC") market are priced at the last sales price or, if not available, at the average of the bid and asked prices at the time regular trading of listed securities closes on the Exchange.

 (3) Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which generally approximates market value. Repurchase agreements are valued at cost.

 (4) Other debt securities are valued each business day by a pricing service (the "Service") approved by the Board of Trustees of the Trust (the "Board of Trustees"). The Service uses the mean between quoted bid and asked prices, or the last sales price, to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indicators as to values from dealing in securities, and general market conditions.

 (5) Securities primarily traded on foreign securities exchanges are valued at the last quoted sales price, or the most recently determined closing price calculated according to local market convention, available at the time a Fund's securities are valued. If no closing price is available, the average of the bid price and asked prices is generally used, depending upon local custom or regulation.

 (6) All foreign securities traded in the OTC market are valued at the last sales price, or, if not available, at the average of the bid and asked prices. If there is not active trading in a particular security for a given day, the average of the bid price and asked prices is generally used.

 (7) Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value using methods determined by the Adviser under the general supervision of the Board of Trustees. For purposes of determining each Fund's net asset value, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the spot price of such currencies against U.S. dollars as last quoted by any recognized broker-dealer.

     Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of a Fund's NAV may not take place at the same time the prices of certain securities held by a Fund are determined. In most cases, events affecting the values of portfolio securities that occur between the time their prices are determined and the close of normal trading on the NYSE on a day a Fund's NAV is calculated will not be reflected in a Fund's NAV. If, however, the adviser determines that a particular event would materially affect a Fund's NAV, then the Adviser, under the general supervision of the Board of Trustees, will use all relevant, available information to determine a fair value for the affected portfolio securities.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

     The Trust reserves the right to suspend the redemption of Trust shares (1) for any periods during which the Exchange is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.

                       INVESTMENT POLICIES AND TECHNIQUES

     The prospectus describes certain fundamental investment objectives and certain investment policies applicable to each Fund. The following is provided as additional information. Each Fund's objective(s) cannot be changed without shareholder approval.

SECTION 4(2) COMMERCIAL PAPER AND RULE 144A SECURITIES

     The Funds may invest in commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act ("Section 4(2) Commercial Paper"). Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the Securities Act of 1933 ("1933 Act"). Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

     The Funds may also purchase restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.

LIQUIDITY DETERMINATIONS

     The  Board  of  Trustees  has  established  guidelines  pursuant  to which municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and certain restricted debt securities that are subject to unconditional put or demand features exercisable within seven days ("Demand Feature Securities") may be determined to be liquid for purposes of complying with a Fund's investment restriction applicable to investments in illiquid securities. In determining the liquidity of municipal lease obligations,
Section 4(2) Commercial Paper, and Rule 144A Securities, the Adviser will, among other things, consider the following factors established by the Board of
Trustees: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Adviser in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Adviser may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Adviser will evaluate the credit quality of the party (the "Put Provider") issuing (or unconditionally guaranteeing performance on) the unconditional put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Adviser will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider's outstanding debt and financial statements and general economic conditions.

     Certain foreign securities (including Eurodollar obligations) may be eligible for resale pursuant to Rule 144A in the United States and may also trade without restriction in one or more foreign markets. Such securities may be determined to be liquid based upon these foreign markets without regard to their eligibility for resale pursuant to Rule 144A. In such cases, these securities will not be treated as Rule 144A Securities for purposes of the liquidity guidelines established by the Board of Trustees.

LENDING OF SECURITIES

     Each Fund may lend its securities in accordance with a lending policy that has been authorized by the Board of Trustees and implemented by the Adviser. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Adviser. When borrowing securities from a Fund, the borrower will be required to maintain cash collateral with the Trusts equal at all times to at least 100% of the market value of the borrowed securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, the Fund may invest the cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income.

     No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets (including loan collateral). The Fund may terminate a loan at any time.

FORWARD CURRENCY CONTRACTS

     The World Growth Fund and Aggressive Growth Fund may enter into forward currency contracts in order to protect against uncertainty in the level of future foreign exchange rates.

     A forward currency contract is an agreement to purchase or sell a specific currency at a specified time period at a price set at the time of the contract. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.

     Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and may incur currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell that currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

WHEN-ISSUED SECURITIES

     Each Fund may invest in new issues of debt securities offered on a when-issued basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may sell these securities before the settlement date if it is deemed advisable.

     Cash or high-quality liquid debt securities equal to the amount of the when-issued commitments are segregated. The segregated securities are valued at market, and daily deposit adjustments are made to keep the value of the cash and segregated securities at least equal to the amount of such commitments by the Fund. On the settlement date of the when-issued securities, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or from the sale of the when-issued securities themselves (which may have a value greater or less than the Fund's payment obligations).

MORTGAGE DOLLAR ROLLS

     The Income Fund and Diversified Assets Fund may enter into mortgage dollar rolls. In these transactions, a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time a Fund would enter into a mortgage dollar roll, it would designate on its books and records cash or liquid securities to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by a Fund. The mortgage dollar rolls entered into by a Fund may be used as arbitrage transactions in which the Funds will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll. Because a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.

REAL ESTATE INVESTMENT TRUSTS (REITS)

     Because each Fund may invest a portion of its assets in equity securities of REITs, each Fund may also be subject to certain risks associated with direct investments in REITs. In addition, the Income Fund, Growth and Income Fund, and

Diversified Assets Fund may invest their assets in the debt securities of REITs and, therefore, may be subject to certain other risks, such as credit risk, associated with investment in the debt securities of REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon specialized management skills of their managers and may have limited geographic diversification, thereby, subjecting them to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

REPURCHASE AGREEMENTS

     Each Fund may invest in repurchase agreements that are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies or instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. The obligation of the seller to pay the agreed upon price is in effect secured by the value of the underlying security. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation and will be held by the Fund's custodian until repurchased. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

TEMPORARY DEFENSIVE POLICY

     Each Fund may on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade short-term debt instruments. Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker's acceptances of similar banks; commercial paper; and other corporate debt obligations.

                           SPECIAL RISK CONSIDERATIONS

CURRENCY EXCHANGE RATE FLUCTUATIONS

     The World Growth Fund's and Aggressive Growth Fund's assets may be invested in securities of foreign issuers. Any such investments will be made in compliance with U.S. and foreign currency restrictions, tax laws, and laws limiting the amount and types of foreign investments. Pursuit of the Funds' investment objectives will involve currencies of the United States and of foreign countries. Consequently, changes in exchange rates, currency convertibility, and repatriation requirements may favorably or adversely affect the Funds.

UNPREDICTABLE POLITICAL, ECONOMIC AND SOCIAL CONDITIONS

     For the World Growth Fund and Aggressive Growth Fund, investing in securities of foreign issuers presents certain other risks not present in domestic investments, including different accounting, reporting, and disclosure requirements for foreign issuers, possible political or social instability, including policies of foreign governments, which may affect their respective equity markets and foreign taxation requirements including withholding taxes.

                             INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted by the Trust for and are applicable to each Fund as stated. They are considered to be fundamental policies of the Funds and may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities. The investment restrictions of one Fund may be changed without affecting those of any other Fund.

     Under the restrictions, each Fund may not:

 (1)   Issue  senior  securities,   except   for   borrowings  described  under
       restriction (6) and as permitted under the 1940 Act.

 (2) Underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

 (3) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent investments in securities secured by real estate or interests therein).

 (4) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements.

 (5)   Purchase or sell commodities or commodities contracts.

 (6) Borrow money, except that a Fund may borrow money for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). A Fund will not purchase securities when its borrowings exceed 5% of its total assets.

 (7) With respect to 75% of its total assets, purchase the securities of any issuer (except Government Securities, as such term is defined in the 1940 act) if, as a result, the Fund would own more than 10% of the outstanding voting securities of such issuer or the Fund would have more than 5% of the value of its total assets invested in the securities of such issuer.

 (8) Invest more than 25% of the value of its total assets (taken at current value at the time of each investment) in securities of issuers whose principal business activities are the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

     With respect to the Funds' concentration policy as described in the prospectus, the Adviser uses industry classifications for industries based on categories established by Standard & Poor's Corporation (S&P) for the Standard & Poor's 500 Composite Index, with certain modifications. Because the Adviser has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries are included as industry classifications. The Adviser classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds.

                             PORTFOLIO TRANSACTIONS

     The Adviser, pursuant to the Advisory Agreement, and subject to the general control of the Board of Trustees, places all orders for the purchase and sale of Fund securities. In executing portfolio transactions and selecting brokers and dealers, it is the Trust's policy to seek the best combination of price and execution available. The Adviser will consider such factors as it deems relevant, including the breadth of the market in the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any, for the specific transaction or on a continuing basis. Securities purchased or sold in the over-the-counter market will be executed through principal market makers, except when, in the opinion of the Adviser, better prices and execution are available elsewhere.

     The Trust has no obligation to deal with any particular broker or group of brokers in the execution of portfolio transactions. The Trust contemplates that, consistent with obtaining the best combination of price and execution available, brokerage transactions may be effected through USAA Brokerage Services, a discount brokerage service of the Adviser. The Board of Trustees has adopted procedures in conformity with the requirements of Rule 17e-1 under the 1940 Act that are designed to ensure that all brokerage commissions paid to USAA Brokerage Services are reasonable and fair. The Board of Trustees has authorized the Adviser, as a member of the Chicago Stock Exchange, to effect, through USAA Brokerage Services, portfolio transactions for the Trust on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

     In the allocation of brokerage business used to purchase securities for the Funds, preference may be given to those broker-dealers who provide statistical, research or other services to the Adviser as long as there is no sacrifice in obtaining the best overall terms available. Such research and other services may include, for example: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party data bases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Adviser may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Adviser, it may tend to reduce the Adviser's costs.

     In return for such services, a Fund may pay to those brokers a higher commission than may be charged by other brokers, provided that the Adviser determines in good faith that such commission is reasonable in terms of either that particular transaction or of the overall responsibility of the Adviser to the Funds and its other clients. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Adviser in rendering investment management services to other clients (including affiliates of the Adviser), and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Trust. While such research is available to and may be used by the Adviser in providing investment advice to all its clients (including affiliates of the Adviser), not all of such research may be used by the Adviser for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Adviser, and the expenses of the Adviser will not necessarily be reduced by the receipt of such supplemental research. See "The Trust's Adviser."

     The Adviser continuously reviews the performance of the broker-dealers with whom it places orders for transactions. A periodic evaluation is made of brokerage services. In evaluating the performance of brokers and dealers, the Adviser considers whether the broker-dealer has generally provided Adviser clients with the best overall terms available, which includes obtaining the best available price and most favorable execution.

     Securities of the same issuer may be purchased, held, or sold at the same time by the Trust for any or all of its Funds, or other accounts or companies for which the Adviser provides investment advice (including affiliates of the Adviser). On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Adviser's other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust, and in accordance with procedures approved by the Board of Trustees. In some instances, this procedure may impact the price and size of the position obtainable for the Trust.

BROKERAGE COMMISSIONS

     During the fiscal year ended December 31, 2001, the Funds purchased securities of the following regular broker-dealers (the ten largest broker-dealers through whom the Fund purchased securities) or the parents of regular broker-dealers.

     REGULAR BROKER-DEALER                                VALUE OF SECURITIES
     ---------------------                                -------------------

     Morgan Stanley Dean Witter & Company
        Growth and Income Fund                                $ 1,063,000
        World Growth Fund                                     $   196,000
     Citigroup
        Income Fund                                           $   515,000
        Growth and Income Fund                                $ 1,830,000
        World Growth Fund                                     $   284,000
     JP Morgan Chase Securities
        Growth & Income Fund                                  $   909,000
        Diversified Assets Fund                               $   153,000
     Bank of America
        Growth and Income                                     $ 1,660,000
        Diversified Assets Fund                               $   504,000

     The Trust pays no brokerage commissions as such for debt securities. The market for such securities is typically a "dealer" market in which investment dealers buy and sell the securities for their own accounts, rather than for customers, and the price may reflect a dealer's mark-up or mark-down. In addition, some securities may be purchased directly from issuers.

     During the last three fiscal years ended December 31, the Funds paid the following amounts in brokerage commissions.

  FUND                       2001               2000               1999
  ----                       ----               ----               ----
Income Fund                  N/A                N/A                  N/A
Growth and Income Fund     $ 30,918           $ 33,129            $ 56,595
World Growth Fund          $ 42,143           $ 46,299            $ 47,196
Diversified Assets Fund    $ 20,600           $ 30,773            $ 23,642
Aggressive Growth Fund     $ 43,354           $  9,797            $ 12,401

     During the last three fiscal years ended December 31, the Funds paid the following brokerage fees to USAA Brokerage Services, a discount brokerage service of the Adviser:

  FUND                       2001                2000              1999
  ----                       ----                ----              ----
Income Fund                  N/A                N/A                  N/A
Growth and Income Fund       N/A                N/A               $  5,352
World Growth Fund            N/A                N/A               $    547
Diversified Assets Fund      N/A                $60               $  3,687
Aggressive Growth Fund       N/A                N/A               $    188

     Certain Funds paid brokerage commissions in connection with brokerage transactions that were directed to brokers because of brokerage and research services provided by such brokers. For the Trust's most recently completed fiscal year ended December 31, 2001, the amount of such brokerage transactions and related commissions paid by these Funds were as follows:

                                                        TRANSACTION
 FUND                         COMMISSIONS                 AMOUNTS
 ----                         -----------               ------------
 Income Fund                         N/A                        N/A
 Growth and Income Fund         $ 12,790              $  10,343,220
 World Growth Fund              $  4,564              $   3,159,306
 Diversified Assets Fund        $ 13,789              $  10,363,403
 Aggressive Growth Fund              N/A                        N/A

PORTFOLIO TURNOVER RATES

     The rate of portfolio turnover in any of the Funds will not be a limiting factor when the Adviser deems changes in a Fund's portfolio appropriate in view of its investment objective. Although no Fund will purchase or sell securities solely to achieve short-term trading profits, a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund's investment objective. A higher degree of equity portfolio activity will increase brokerage costs to a Fund. It is not anticipated that the portfolio turnover rate of any Fund, other than the Aggressive Growth Fund, will exceed 100%.

     The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as commercial paper and short-term U.S. government securities are not considered when computing the turnover rate.

     For the last two fiscal years ended December 31, the Funds' portfolio turnover rates were as follows:


 FUND                                          2001                  2000
 ----                                          ----                  ----
 Income Fund                                  55.79%               68.10%
 Growth and Income Fund                       25.63%               20.19%
 World Growth Fund                            49.27%               38.37%
 Diversified Assets Fund                      41.62%               61.98%
 Aggressive Growth Fund                      116.09%*              23.51%

---------------------

   * The Fund changed portfolio managers in August 2001. This change resulted in a repositioning of the portfolio. The repositioning led to an increase in trading and portfolio turnover.

                           DESCRIPTION OF TRUST SHARES

     The Trust is authorized to issue shares of beneficial interest in separate Funds. Five Funds are currently established. Under the Master Trust Agreement, as amended February 7, 1997, and as further amended February 18, 1998 ("Trust Agreement"), the Board of Trustees is authorized to create new Funds in addition to those already existing without shareholder approval.

     Each Fund's assets and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to each Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Board of Trustees determines to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share of that Fund and is entitled to dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board of Trustees. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution.

     Under Delaware law, the Trust is not required to hold annual or special meetings of shareholders and the Trust does not expect to hold any such meetings unless required by the 1940 Act. Special meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies, or approving an investment advisory contract. Also, the holders of an aggregate of at least 10% of the outstanding shares of the Trust may request a meeting at any time for the purpose of voting to remove one or more of the Trustees.

     Pursuant to the Trust Agreement, any Trustee may be removed by the vote of two-thirds of the Trust shares then outstanding, cast in person or by proxy at any meeting called for the purpose. Under the Trust's Bylaws, the Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding not less then 10% of the shares then outstanding. The Trust will assist in communicating to other shareholders about the meeting.

     The voting privileges of Contract Owners and Policy Owners, and limitations on those privileges, are explained in the prospectus relating to the Contracts or Policies. USAA Life, as the owner of the assets in the Separate Account and Life Insurance Separate Account, will vote Fund shares that are held in the Separate Accounts to fund benefits under the Contracts and Policies in accordance with the instructions of Contract Owners and Policy Owners. This practice is commonly referred to as "pass-through" voting. USAA
Life also will vote for or against any proposition, or will abstain from voting, any Fund shares attributable to a Contract or Policy for which no timely voting instructions are received, and any Fund shares held by USAA Life for its own account, in proportion to the voting instructions that it receives with respect to all Contracts and Policies participating in that Fund. This practice is commonly referred to as "mirror" or "echo" voting. If USAA Life determines, however, that it is permitted to vote any Fund shares in its own right, it may elect to do so, subject to the then-current interpretation of the 1940 Act and the rules thereunder.

     On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative NAV of the Fund's shares. However, on matters affecting an individual Fund differently from the other Funds, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but that requires a separate vote of another Fund. Shares do not have cumulative voting rights, which means the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Board of Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee. Shareholders of a particular Fund might have the power to elect all of the Trustees of the Trust because that Fund has a majority of the total outstanding shares of the Trust.

     When issued, each Fund's shares are fully paid and nonassessable, have no pre-exemptive or subscription rights, and are fully transferable. There are no conversion rights.

                    CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

     Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended. Accordingly, no Fund will be liable for federal income taxes on its taxable net investment income and net capital gains (capital gains in excess of capital losses), provided that each Fund distributes at least 90% of its net investment income, net short-term capital gains, and non-taxable interest income for the taxable year.

     To qualify as a regulated investment company, a Fund must, among other things, (1) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the 90% test) and; (2) satisfy certain investment diversification requirements at the close of each quarter of the Fund's taxable year. Each of the Funds intends to satisfy both of these requirements.

     Each Fund is subject to asset diversification requirements described by the U.S. Treasury Department under Section 1.817-5 of the Treasury Regulations. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of a Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment. Furthermore, each U.S. government agency or instrumentality is treated as a separate issuer. There are also alternative diversification requirements that may be satisfied by the Funds under the regulations.

     In addition, shares of each Fund may be owned only by (a) separate accounts of USAA Life (or other life insurance companies) (b) the general account of a life insurance company (or a corporate affiliate of such company), a separate account of which invests in the Fund, (c) USAA IMCO or an affiliate, in starting or managing a Fund (in the case of (b) and (c) of this paragraph, there must be no intention to sell shares to the general public), or (d) the trustee of a qualified pension or retirement plan.

     In addition to these rules, the Treasury has indicated that it might in the future issue a regulation or a revenue ruling on the issue of whether a variable contract owner is exercising impermissible "control" over the investments underlying a segregated asset account, thereby causing the income earned on a Contract or Policy to be taxed currently. This regulation or ruling may apply only prospectively, although retroactive effect is possible if the regulation or ruling is considered not to embody a new position.

     Each Fund intends to comply with the diversification requirements. If the Funds or a Fund should fail to comply with these diversification requirements, or fails to meet the requirements of Subchapter M of the Code, Contracts and Policies invested in the Funds would not be treated as annuity contracts or life insurance for income tax purposes under the Code. In that case, Contract Owners and Policy Owners would be taxed on the increases in value of any Contract or Policy that invested through the separate accounts of USAA Life in a Fund that failed these tests for the period of failure and subsequently. Also, if the insured under a Policy died during a period of failure, a portion of the death benefit would be taxable to the recipient.

     The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its taxable net investment income for the calendar year, (2) 98% of its capital gain net income for the 12-month period ending on October 31, and (3) any prior amounts not distributed. Each Fund intends to make such distributions as are necessary to avoid imposition of the excise tax. The 4% excise tax does not apply where a Fund sells only to a separate account, in connection with a contract or policy, a trustee of a qualified pension or retirement plan, or a general account of a life company or an adviser that invests seed money of not more than $250,000 in the Fund.

     The ability of the Aggressive Growth Fund and World Growth Fund to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund's income for purposes of the 90% test, and the distribution requirements of the Code, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization, and timing rules generally apply to investments in certain forward currency contracts, foreign currencies, and debt securities denominated in foreign currencies, as well as certain other investments.

     The World Growth Fund may be subject to foreign withholding or other taxes. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the Foreign Election) that would permit USAA Life Insurance Company to take a credit (or a deduction) for foreign income taxes paid by the Fund. If the Foreign Election is made, USAA Life Insurance Company would include in its gross income both dividends received from the Fund and foreign income taxes paid by the Fund. As a shareholder of the Fund, USAA Life Insurance Company would be entitled to treat the foreign income taxes withheld as a credit against its U.S. federal income taxes, subject to the limitations set forth in the Code with respect to the foreign tax credit generally. Alternatively, USAA Life Insurance Company could, if it were to its advantage, treat the foreign income taxes withheld as a deduction in computing taxable income rather than as a tax credit. USAA Life Insurance Company will not be entitled to a foreign tax credit for taxes paid to certain countries; however, if the Fund otherwise qualifies for the Foreign Election, a deduction for such taxes will be available to it. It is anticipated that the Fund will make the Foreign Election.

     If the World Growth Fund invests in an entity that is classified as a Passive Foreign Investment Company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. It is anticipated that any taxes on the Fund with respect to investments in PFICs would be insignificant.

                       TRUSTEES AND OFFICERS OF THE TRUST

     The Board of Trustees consists of four Trustees who supervise the business affairs of the Trust. The Board of Trustees is responsible for the general oversight of the Fund's business and for assuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board of Trustees periodically reviews the Fund's investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds' service providers, including IMCO and its affiliates. The term of office for each Trustee shall be (15) years or until the

Trustee reaches age 70. A grandfather provision was approved on February 21, 2001 to allow Ms. Reedy to remain on the Board until the end of the calendar year 2003. Set forth below are the Trustees and officers of the Trust, their ages, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, Texas 78288. Effective April 30, 2002, David G. Peebles retired as an officer of the Trust.

INTERESTED TRUSTEES1

James M. Middleton
Trustee, Chairman of the Board of Trustees, and President
Age: 56

Chief Executive Officer USAA Life (3/00-present); Senior Vice President Operations Integration & Program Control (7/99-2/00); Vice President Systems Integration & Program Control (9/97-7/99); Assistant Vice President Systems Integration & Analysis (3/94-8/97). Mr. Middleton has served in his capacity as Trustee since February 2000. Mr. Middleton holds no other directorships of any publicly held corporations or other investment company outside the USAA Life Investment Trust.

NON INTERESTED TRUSTEES

June R. Reedy
Trustee
211 N. Presa
San Antonio, TX 78205
Age: 72

Retired; Board Member, IntelliSolve Group, Inc. (6/95-present); Vice President, Centro San Antonio, volunteer (6/98-present); City Commissioner, Historic Design & Review, City of San Antonio, volunteer (6/95-6/97). Ms. Reedy has served in her capacity as Trustee since December 1994. Ms. Reedy holds no other directorships of any publicly held corporations or other investment company outside the USAA Life Investment Trust.

Neil H. Stone
Trustee
645 Lockhill Selma
San Antonio, TX 78216
Age: 59

Attorney (Associate), Gendry & Sprague, P.C. (12/92-present). Mr. Stone has served in his capacity as Trustee since December 1994. Mr. Stone holds no other directorships of any publicly held corporations or other investment company outside the USAA Life Investment Trust.

Dr. Gary W. West
Trustee
8038 Wurzbach, Suite 870
San Antonio, TX 78229
Age: 62

President, Radiation Oncology of San Antonio, Professional Association (12/94-present). Dr. West has served in his capacity as Trustee since December 1994. Dr. West holds no other directorships of any publicly held corporations or other investment company outside the USAA Life Investment Trust.

INTERESTED OFFICERS1

Christopher W. Claus
Senior Vice President
Age: 41

Chief Executive Officer, President, Director, and Vice Chairman of the Board of Directors, USAA IMCO (2/01-present); Senior Vice President, Investment Sales and Service (7/00-2/01); Vice President, Investment Sales and Service (12/94-7/00). Mr. Claus serves as President, Director/Trustee, and Vice Chairman of the Boards of Directors/Trustees of the USAA family of funds consisting of four registered investment companies offering 41 individual funds at December 31, 2001. He is also the President, Director, and Chairman of the Board of Directors of USAA Shareholder Account Services.

Kenneth E. Willmann
Vice President
Age: 55

Senior Vice President, Fixed Income Investments, IMCO (12/99-present); Vice President, Mutual Fund Portfolios, IMCO (9/94-12/99). Mr. Willmann serves as Vice President of the USAA family of funds consisting of four registered investment companies offering 41 individual funds at December 31, 2001. He is also the Senior Vice President of the Board of Directors of USAA Shareholder Account Services.

Edward R. Dinstel
Vice President
Age: 48

Senior Vice President, Member Acquisition and Relationship Management & Partnerships, USAA Life (9/01-present); Senior Vice President, Life & Health Underwriting and Issue, USAA Life (11/99-8/01); Vice President, Life & Health Underwriting, USAA Life (6/91-10/99).

Russell A. Evenson
Vice President
Age: 54

Senior Vice President, Actuarial & Marketing, USAA Life (9/01-present); Senior Vice President, Chief Life Actuary, USAA Life (4/01-8/01); Senior Vice
President, Benefit & Product Solutions, Aid Association for Lutherans (5/99-3/01); Senior Vice President & Corporate Actuary, North American Company for Life & Health (11/98-4/99); Senior Vice President and Chief Actuary/Director, Midland National Life Ins. Co. (3/89-4/99).

Larkin W. Fields
Treasurer
Age: 47

Senior Vice President, Finance, USAA Life (5/99-present); Vice President, Marketing, USAA Life (11/94-5/99).

Cynthia A. Toles
Secretary
Age: 51

Vice President, Life & Health Insurance Counsel, USAA (2/00-present); Vice President and Secretary, USAA Life (2/00-present); Senior Vice President, General Counsel & Secretary, Variable Annuity Life Insurance Company (VALIC) (4/81-2/00); Senior Vice President, General Counsel & Secretary, American General Annuity Insurance Company (2/99-2/00).

Mark S. Howard
Assistant Secretary
Age: 38

Senior Vice President, Securities Counsel & Compliance, IMCO (1/02-present); Vice President, Securities Counsel & Compliance, IMCO (7/00-1/02); Assistant
Vice President, Securities Counsel, USAA (2/98-7/00); Executive Director, Securities Counsel, USAA (9/96-2/98). Mr. Howard also serves as Assistant Secretary for IMCO, USAA Shareholder Account Services, USAA Financial Planning Services, and the USAA family of funds consisting of four registered investment companies offering 41 individual funds at December 31, 2001.

Caryl J. Swann
Assistant Treasurer
Age: 54

Financial Business Advisor, IMCO (4/00-present); Executive Director, Mutual Fund Analysis & Support, IMCO (10/98-4/00); Director, Mutual Fund Portfolio Analysis & Support, IMCO (2/98-10/98); Manager, Mutual Fund Accounting, IMCO (7/92-2/98).

1 Indicates those Trustees and officers who are employees of the Adviser, USAA Life or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

COMMITTEES OF THE BOARD OF TRUSTEES

     The Trust has an Audit Committee, an Executive Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

AUDIT COMMITTEE: The members of the Audit Committee consult with the Trust's independent public accountants from time to time regarding financial and accounting matters pertaining to the Trust and meet with the Trust's independent public accountants at least once annually to discuss the scope and results of the annual audit of the Funds and such other matters as the Committee members deem appropriate or desirable. Trustees Reedy, Stone, and West are members of the Audit Committee. The Audit Committee met three times in the most recent full fiscal year ended December 31, 2001.

EXECUTIVE COMMITTEE: During intervals between meetings of the Board of Trustees, the Executive Committee possesses and may exercise all of the powers of the Board of Trustees in the management of the Trust except as to those matters that specifically require action by the Board of Trustees. Trustees Middleton and Reedy are members of the Executive Committee. The Executive Committee did not meet during fiscal year ended December 31, 2001.

PRICING AND INVESTMENT COMMITTEE: During intervals between meetings of the Board of Trustees, the Pricing and Investment Committee reviews each Fund's investments and confers with USAA IMCO at such times and as to such matters as the Committee members deem appropriate. Trustees Middleton, Stone, West, and Reedy are members of the Pricing and Investment Committee. The Pricing and Investment Committee met four times in the most recent full fiscal year ended December 31, 2001.

CORPORATE GOVERNANCE COMMITTEE: The members of the Corporate Governance Committee maintains oversight of the organization, performance, and effectiveness of the Board and independent Trustees. Trustees Reedy, Stone, and West are members of the Corporate Governance Committee. The Corporate Governance Committee met four times in the most recent full fiscal year ended December 31, 2001.

     Shares of these Funds are available to the public only through the purchase of certain variable annuity contracts and variable life insurance policies offered by USAA Life Insurance Company, which none of the Trustees own. Therefore, the Trustees do not hold any individual shares of the USAA Life Investment Trust Funds, and do not own any shares benefically through contracts or policies. There are no family relationships among the Trustees, officers, and managerial level employees of the Trust or its Adviser.

     No remuneration will be paid by the Trust to any Trustee or officer of the Trust who is affiliated with USAA Life or the Adviser. Trustees' fees consist of an annual retainer of $5,000 as of December 2001, and beginning January 2002 will increase to $6,500 for serving on the Board of Trustees, an annual retainer of $500 for serving on one or more committees of the Board of Trustees, and a $500 fee for each regular or special Board meeting will be paid to each Trustee who is not an interested person of the Trust, presently Trustees Reedy, Stone, and West. The Trustees are also reimbursed for their expenses incurred in attending any meeting of the Board of Trustees. The Board of Trustees generally meets quarterly to review the operations of the Funds.

     The following table sets forth the compensation of the Trustees for their services as Trustees for the Trust's most recently completed fiscal year ended December 31, 2001:

                                                        AGGREGATE
                                                       COMPENSATION
                                                       FROM THE TRUST
     INTERESTED TRUSTEE                                --------------
       James M. Middleton (a)                               None
       Michael J. C. Roth (b)                               None

     NON INTERESTED TRUSTEE
       June R. Reedy                                       $9,000
       Neil H. Stone                                       $9,000
       Gary W. West                                        $9,000

(a) Trustee Middleton is affiliated with the Trust's investment adviser, USAA IMCO, and, accordingly, received no remuneration from the Trust.

(b) Trustee Roth was affiliated with the Trust's investment adviser, USAA IMCO, and accordingly, received no renumeration from the Trust. Effective February 12, 2001, Trustee Roth retired from the Board of Trustees.

                               THE TRUST'S ADVISER


     As described in the prospectus, USAA IMCO is the Adviser to the Trust and provides services under the Advisory Agreement. USAA IMCO organized in May 1970, and a wholly owned indirect subsidiary of United Services Automobile Association ("USAA"), has served as adviser and distributor for the USAA Life Investment Trust from its inception.

     In addition to providing investment advice to the Trust, the Adviser advises and manages the investments for USAA and its affiliated companies as well as those of USAA Investment Trust, USAA Mutual Fund, Inc., USAA Tax Exempt Fund, Inc., and USAA State Tax-Free Trust (USAA family of funds). As of the date of this SAI, total assets under management by the Adviser were approximately $42 billion, of which approximately $28 billion are in mutual fund portfolios.

     While the officers and employees of the Adviser, as well as those of the Funds, may engage in personal securities transactions, they are restricted by the procedures in a Joint Code of Ethics adopted by the Adviser and the Funds. The Joint Code of Ethics was designed to ensure that the shareholders' interests come before the individuals who manage their Funds. It also prohibits the portfolio managers and other investment personnel from buying securities in an initial public offering or from profiting from the purchase or sale of the same security within 60 calendar days. Additionally, the Joint Code of Ethics requires the portfolio manager and other employees with access information about the purchase or sale of securities by the Funds to obtain approval before executing permitted personal trades. A copy of the Joint Code of Ethics has been filed with the SEC and is available for public view.

THE ADVISORY AGREEMENT

     Under the Advisory Agreement, the Adviser provides an investment program, carries out the investment policies, and manages the portfolio assets for each Fund. The Adviser is authorized, subject to the control of the Board of Trustees, to determine the selection, amount and time to buy or sell securities for each Fund. For these services under the Advisory Agreement, the Trust has agreed to pay the Adviser a monthly fee equal to the annual rate of 0.20% of the monthly average net assets of each Fund, other than the Aggressive Growth Fund for which the annual rate is 0.50%.

     For the last three fiscal years ended December 31, USAA IMCO received the following investment advisory fees:

                              2001              2000                 1999
                              ----              ----                 ----
Income Fund                $  38,602         $  25,741            $  45,880
Growth and Income Fund     $ 146,288         $ 158,001            $ 165,380
World Growth Fund          $  55,047         $  70,467            $  58,523
Diversified Assets Fund    $  76,712         $  69,473            $  81,185
Aggressive Growth Fund     $ 160,472         $ 378,829            $ 166,012

     The Advisory Agreement was most recently approved by the Board of Trustees on December 5, 2001. The Advisory Agreement will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of such Fund) and, in either event, a majority of the Trustees who are not interested persons of the Adviser or of the Trust (otherwise than as Trustees), at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, at any time by the Board of Trustees, the Adviser or, with respect to any Fund, by vote of that Fund's shareholders, in each case on 60 days' written notice. It will automatically terminate in the event of its assignment (as defined in the 1940 Act).

 APPROVAL OF THE ADVISORY AGREEMENT

     In approving the Advisory Agreement on December 5, 2001, the Board evaluated, among other things, written and oral information provided by the Adviser and USAA Life in response to a request of the Trustees. In addition, the independent Trustees met prior to the Board meeting to review their duties and to evaluate the written information. The Trustees determined, in their business judgment, to continue the Advisory Agreement, including the fee, as being, under all of the circumstances, in the best interest of each Trust. The Trustees based their determination on various factors bearing on the nature, scope, quality, cost, and profitability of the services provided to the Trust under the Advisory Agreement and on various conclusions reached, principally including the following:

          * the nature and scope of the advisory services that the Adviser provides to the Trust, including matters such as the coordination of the advisory services with the services provided to the Trust by USAA Life pursuant to the Underwriting and Administrative Services Agreement;

          * the quality of the Adviser's services, on such bases as the investment performance and expense experience for each Fund, on both an absolute and comparative basis, over current and multi-year periods, including comparisons with benchmarks, data for the other funds available as investment options under USAA Life's variable annuity contracts and variable life insurance policies ("contracts"), and certain industry peer data prepared at the Adviser's request by an unaffiliated company;

          * a schedule of the advisory fee rate and fee (and expenses) for each Fund, on both an absolute and comparative basis, concluding that it is in the best interest of the Trust that (i) the Trust serves as an underlying funding medium for contracts marketed by USAA Life primarily to members of USAA; (ii) USAA Life has undertaken to reimburse each Fund for certain operating expenses in excess of a stated rate and that, for 2001, USAA Life reimbursed all of the Funds pursuant to this undertaking; (iii) the fee rate for each Fund is set at a level that can pass along a portion of any economies of scale to contract owners; and (iv) while comparative data are not to be relied on exclusively, the advisory fees (as well as other expenses) of each Fund are within the range paid by similar funds;

          * the fact that the Adviser, in addition to the advisory fees, receives benefits through soft dollar practices by which brokers provide research and certain other services to the Adviser in return for being allocated Trust "brokerage" transactions, including information provided by the Adviser regarding its practices and an ongoing study and assessment, prepared at the Adviser's request by an unaffiliated company, of the degree to which each Fund is receiving "best execution," concluding that the Adviser's practices in this regard did not appear to be inconsistent with the best interest of each Fund;

          * the fact that USAA Life, an affiliate of the Adviser, derives benefits by having the Trust serve as an underlying funding medium for contracts offered by USAA Life which are subject to fees and charges payable to USAA Life, including representations by USAA Life that (i) those fees and charges, in the aggregate, are reasonable in relation to the services rendered, expenses expected to be incurred, and risks assumed by USAA Life, (ii) those fees and charges do not duplicate fees and expenses paid by the Trust, and (iii) the advisory fees make no specific allowance to provide monies to finance distribution of either the Trust shares or the contracts, concluding that, while the Trustees are not responsible for the fees and charges deducted by USAA Life under the contracts funded through the Trust, any such benefits to USAA Life, under all the circumstances, did not appear to be inconsistent with the best interest of each Fund.; and

          * the Adviser's cost in providing advisory services to each Fund and (i) the fact that the relatively small size of each Fund has contributed to a lack of profit to the Adviser and necessitated subsidization of the Adviser by USAA Life and (ii) while the Trustees are not responsible for USAA Life's profitability, the fact that this subsidization, together with the relatively short period for which the contracts have been in force, has contributed to a lack of profit to USAA Life on the contracts funded through the Trust.

     In connection with their deliberations, the Board and the independent Trustees received legal advice from outside counsel to the Trust regarding the standards and methodology of evaluation articulated by the SEC and the courts, and followed by the industry, for mutual funds selling shares to the public and the applicability of those standards and that methodology to mutual funds - like the Trust - selling shares to life insurance company separate accounts. Such legal counsel, through its representation of USAA Life on certain matters in which the Trust does not have a direct interest, is also familiar with the USAA Life's products and separate accounts funded through the Trust. The Trustees considered advice of such legal counsel that mutual funds selling shares to life insurance companies differed, in certain respects, from mutual funds selling shares to the public and that, consequently, the standards and methodology of evaluation developed for the latter did not necessarily apply to the former in all respects. The Trustees considered, for example, the fact that SEC rules would permit USAA Life to "veto" Trustee or contract owner proposals for an adviser other than the Adviser under specified circumstances and that the 1940 Act would permit USAA Life to seek SEC approval to substitute another mutual fund for the Trust if the Trustees were to select an adviser other than the Adviser.

     The foregoing discussion of the material factors considered and conclusions reached by the Trustees is not intended to be all-inclusive. The Trustees reviewed a large variety of factors and considered a significant amount of information, including information received on an ongoing basis at meetings of the Board, the Corporate Governance Committee, and the Audit Committee, monthly distributions of written information and otherwise. In view of the broad scope and variety of these factors and information, the Board did not find it practicable to, and did not, make specific assessments of, quantify, or otherwise assign relative weights to the specific factors considered in reaching the Board's conclusions and determinations to approve the continuance of the Advisory Agreement. The approval determination was made on the basis of each Trustee's business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have given different weights to different factors and assigned various degrees of materiality to various conclusions.

THE UNDERWRITING AND ADMINISTRATIVE SERVICES AGREEMENT

     Pursuant to the Underwriting and Administrative Services Agreement, as amended and restated as of December 31, 1999 ("Underwriting Agreement"), USAA Life, out of its General Account, assumes the expense of: (a) organizing the Trust; (b) compensation and travel expenses of those Trustees of the Trust who are "interested persons" of the Trust within the meaning of the 1940 Act; and
(c) any activity that may be attributable to the Trust as primarily intended to result in the sale of Trust shares to other than current shareholders and/or Contract Owners and/or Policy Owners, including the preparation, setting in type, printing in quantity and distribution of such materials as prospectuses, statements of additional information, supplements to prospectuses and statements of additional information, sales literature (including the Trust's periodic reports to shareholders and any Separate Account and Life Insurance Separate Account periodic report to Contract Owners and Policy Owners), advertising and other promotional material relating to either the Trust or the Accounts and compensation paid to sales personnel.

     In addition, pursuant to the Underwriting Agreement, USAA Life, out of its General Account, has agreed to pay directly or reimburse the Trust for these Trust expenses to the extent that such expenses, exceed 0.65% of the monthly average net assets of the World Growth Fund, 0.70% of the monthly average net assets of the Aggressive Growth Fund, and 0.35% of the monthly average net assets of each other Fund. Subject to these expense limitations, the Trust will bear the expense of providing all management, administrative, legal, clerical, accounting, and recordkeeping services necessary or appropriate to conduct the Trust's business and day-to-day operations, including: (a) all charges, commissions, and fees agreed to by it pursuant to the Advisory Agreement by and between the Trust and USAA IMCO in its capacity as Adviser; (b) the charges and expenses of independent auditors and outside counsel retained by the Trust; (c) brokerage commissions for transactions in the portfolio investments of the Trust and similar fees and charges for the acquisition, disposition, lending, or borrowing of such portfolio investments; (d) all taxes, including issuance and transfer taxes, and corporate fees, payable by the Trust to federal, state, or other governmental agencies; (e) interest payable on the Trust's borrowings;
(f) extraordinary or non-recurring expenses, such as legal claims and liabilities and litigation costs and indemnification payments by the Trust in connection therewith; (g) all expenses of Shareholders and Trustees' meetings (exclusive of compensation and travel expenses of those Trustees of the Trust who are "interested persons" of the Trust within the meaning of the 1940 Act), including those in the following item; (h) compensation and travel expenses of those Trustees who are not "interested persons" within the meaning of the 1940 Act; (i) the charges and expenses of any registrar, stock transfer, or dividend disbursing agent, custodian, or depository appointed by the Trust for the safekeeping of its cash, portfolio securities, and other property; (j) the fees and expenses involved in registering and maintaining registrations of the Trust and its shares with the SEC and various states and other jurisdictions and in preparing and/or filing on behalf of the Trust (or assisting counsel and/or auditors in the preparation of) all required tax returns and reports to and other filings with the SEC (including, without limitation, the Trust's annual report to the SEC), and any other governmental agency, together with the preparation of related financial statements (the Underwriter and Trust agreeing to supply or cause to be supplied to the Company all necessary financial and other information in connection with the foregoing; (k) membership or association dues for the Investment Company Institute or similar organization;
(l) the cost of the fidelity bond required by 1940 Act Rule 17g-1 and any errors and omissions insurance or other liability insurance covering the Trust and/or its officers, Trustees, and employees; (m) the preparation, setting in type, printing in quantity, and distribution of materials distributed to then-current shareholders and/or Contract Owners and/or Policy Owners of such material as prospectuses, statements of additional information, supplements to prospectuses and statements of additional information, periodic reports to Shareholders and/or Contract Owners, and/or Policy Owners communications, and proxy materials (including proxy statements, proxy cards, and voting instruction forms) relating to either the Trust or the Separate Accounts and the processing, including tabulation, of the results of voting instruction and proxy solicitations; (n) furnishing, or causing to be furnished, to each Shareholder statements of account, and/or financial and share ownership information including, but not limited to, the number and value of shares owned by each Shareholder; and (o) postage. The Underwriting Agreement may be terminated by any party thereto upon 120 day's written notice to the other parties.

     For the fiscal years ended December 31, 2001, 2000, and 1999, USAA Life paid USAA IMCO $365,821, $397,605, and $241,036 to compensate USAA IMCO for its costs in providing certain accounting services relating to the Trust as delegated by USAA Life. Of these amounts, for the fiscal years ended December 31, 2001, 2000, and 1999, the Trust paid USAA Life net amounts of $210,048, $277,101, and $224,436, respectively after reimbursement of expenses exceeding amounts set forth above.

                         PRINCIPAL HOLDERS OF SECURITIES


     As of March 31, 2002, USAA Life, either directly or through the Separate Account, owned of record and beneficially the percentages of each Fund's outstanding shares as shown below.

                   Income Fund                        -
                   Growth and Income Fund             -
                   World Growth Fund                31.47%
                   Diversified Assets Fund            -
                   Aggressive Growth Fund             -

     As a result of its beneficial ownership, USAA Life may be presumed to control each Fund of the Trust. Such control may dilute the effect of the votes of other shareholders of each Fund presumed to be controlled. USAA Life will vote its Fund shares owned through the Separate Account and Life Insurance Separate Account in accordance with instructions received from Contract Owners (or annuitants or beneficiaries, to the extent provided in the Contracts) and Policy Owners, respectively. If USAA Life determines, however, that it is permitted to vote any Fund shares that it owns in its own right, either directly or through the Separate Account or Life Insurance Separate Account, it may elect to do so, subject to the then-current interpretation of the 1940 Act and the rules thereunder. The address of USAA Life is 9800 Fredericksburg Road, San Antonio, Texas 78288. USAA Life, a Texas corporation, is wholly owned by United Services Automobile Association.

     As of March 31, 2002, the Separate Account owned of record the percentages of each Fund's outstanding shares attributable to the Contracts and Policies as shown below. The Separate Account is located at 9800 Fredericksburg Road, San Antonio, Texas 78288.

                  Income Fund                               100%
                  Growth and Income Fund                    100%
                  World Growth Fund                       68.53%
                  Diversified Assets Fund                   100%
                  Aggressive Growth Fund                    100%

     Contract Owners and Policy Owners may be deemed to beneficially own shares of one or more of the Funds, to the extent that they are given the right to provide voting instructions with regard to shares in those Funds. The Trust knows of no other persons who, as of March 31, 2002, held of record or owned beneficially 5% or more of either Fund's shares.

     As of March 31, 2002, the Trustees and officers, as a group, owned less than 1% of the Trust's outstanding voting securities through any Contract.

                         CALCULATION OF PERFORMANCE DATA

     Information regarding the total return of the Funds is provided under the "FLUCTUATION OF INVESTMENT VALUE" section for each Fund in the prospectus. See "VALUATION OF SECURITIES" in this SAI for a discussion of the manner in which the Funds' price per share is calculated.

     Total return and yield quotations reflect only the performance of a hypothetical investment in the Fund during a specified period. These quotations are based on historical data and do not in any way indicate or project future performance. Quotations of a Fund's total return and yield do not reflect charges or deductions against the Fund Account or charges and deductions against the Contracts or Policies. The share price of the Income Fund, Growth and Income Fund, World Growth Fund, Diversified Assets Fund, and Aggressive Growth Fund will vary and, when redeemed, may be worth more or less than the original purchase price.

     Charges imposed under the Contract and Policies will affect the actual return to Contract and Policy Owners. Charges imposed under the Contracts and Policies are not included in the calculation of yield or total return for the Funds shown below. See the prospectuses for the Contracts and Policies for further information.

YIELD

     The yield of a Fund refers to the income generated by an investment in the Fund over a specific period (30 days), excluding realized and unrealized capital gains and losses in the Fund's investments. This income is then "annualized" and shown as a percentage of the investments.

     The Funds may advertise performance in terms of a 30-day or one month yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:
                      Yield = 2[((a-b)/(cd)+1)^6 -1]

Where:
     a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursement) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
     d = the maximum offering price per share on the last day of the period

TOTAL RETURN

     The Funds may advertise performance in terms of average annual total return for one-, five-, and ten-year periods, or for such lesser periods as any of such Funds have been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula prescribed by the SEC:

                                 P(1 + T)n = ERV

 Where: P = a hypothetical initial investment of $1,000 n = number of years
         ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the applicable period

     The calculation assumes all dividends and distributions by such Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and includes all Fund expenses, net of reimbursements.

     In addition, the Funds may each advertise performance in terms of cumulative total return. Cumulative total return reflects the total change in value of an investment in the Fund over a specified period, including, but not limited to, periods of one, five and ten years, or the period since the Fund's inception through a stated ending date. Cumulative total return is calculated in a manner similar to standardized average annual total return, except that the results are not annualized. The SEC has not prescribed a standard formula for calculating cumulative total return. Cumulative total return is calculated by finding the cumulative rates of return of a hypothetical initial investment of $1,000 over various periods, according to the following formula, and then expressing that as a percentage:

                                  C = (ERV/P)-1

Where:    P   = a hypothetical initial investment of $1,000
          C   = cumulative total return
       ERV    = ending  redeemable value  of a  hypothetical  $1,000 investment made at the beginning of the applicable period

     The average annual and cumulative total returns* for each Fund that had operations were as follows:


                       AVERAGE ANNUAL TOTAL RETURNS   CUMULATIVE TOTAL RETURNS
                            FOR PERIODS ENDED           FOR PERIODS ENDED
                            DECEMBER 31, 2001           DECEMBER 31, 2001
FUND                      ONE     FIVE    SINCE       ONE     FIVE    SINCE
                          YEAR    YEAR  INCEPTION**   YEAR    YEAR  INCEPTION**

Income Fund                7.21%   7.15%    8.44%      7.21%   41.24%    76.15%
Growth and Income Fund    -5.89%   8.63%   13.84%     -5.89%   51.29%   147.36%
World Growth Fund        -17.15%   4.34%    8.70%    -17.15%   23.71%    79.14%
Diversified Assets Fund   13.36%  10.92%   13.51%     13.36%   67.87%   142.40%
Aggressive Growth Fund   -23.44%   -       13.26%    -23.44%    -        78.77%


* For the Income Fund, Growth and Income Fund, World Growth Fund, and Diversified Assets Fund, these values reflect the deduction of a 0.20% annual management fee and other Fund expenses, but do not reflect Fund expenses that are voluntarily paid by USAA Life or reimbursed by USAA Life. For the Aggressive Growth Fund, these values reflect the deduction of an annual management fee and other Fund expenses of 0.50%, but do not reflect Fund expenses that are voluntarily paid by USAA Life or reimbursed by USAA Life. Without the payment or reimbursement of expenses by USAA Life, these total returns would have been lower.

** The date of inception for the Income Fund, Growth and Income Fund, World Growth Fund, and Diversified Assets Fund was January 5, 1995. The date of inception for the Aggressive Growth Fund was May 1, 1997.

                              FINANCIAL STATEMENTS

     The most recent audited financial statements for each Fund of the Trust and the report of the Trust's independent auditor thereon, are incorporated into this SAI by reference to the Trust's Annual Report dated December 31, 2001, which accompanies this SAI.

     Only those sections of the Annual Report that are specifically identified immediately below are incorporated by reference into the SAI:

         Independent Auditors' Report
         Portfolios of Investments
         Notes to Portfolios of Investments
         Statements of Assets and Liabilities
         Statements of Operations
         Statements of Changes in Net Assets
         Notes to Financial Statements


               APPENDIX A - LONG-TERM AND SHORT-TERM DEBT RATINGS

1.       LONG-TERM DEBT RATINGS:

MOODY'S INVESTORS SERVICE ("MOODY'S")

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as "high-grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium- grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MID-RANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

STANDARD & POOR'S RATINGS GROUP ("S&P")

AAA Debt rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

PLUS (+) OR MINUS (-): THE RATINGS FROM "AA" TO "CCC" MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

FITCH RATINGS ("FITCH")

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

PLUS (+) MINUS(-) SIGNS ARE USED WITH A RATING SYMBOL TO INDICATE THE RELATIVE POSITION OF A CREDIT WITHIN THE RATING CATEGORY. PLUS AND MINUS SIGNS, HOWEVER, ARE NOT USED IN THE AAA CATEGORY.

2.       SHORT-TERM DEBT RATINGS:

MOODY'S CORPORATE AND GOVERNMENT

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

           * Leading market positions in well-established industries.
           * High rates of return on funds employed.
           * Conservative capitalization structure with moderate reliance on debt and ample asset protection.
           * Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
           * Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

MOODY'S MUNICIPAL

MIG 1/VMIG 1    This designation denotes best  quality. There is present strong
                protection  by  established  cash  flows,   superior  liquidity
                support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2    This designation  denotes  high quality. Margins of  protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3    This  designation  denotes   favorable  quality.  All  security
                elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4    This designation denotes adequate quality. Protection  commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S&P CORPORATE AND GOVERNMENT

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

S&P MUNICIPAL

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

FITCH RATINGS

F-1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F-2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F-3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.


                   APPENDIX B - COMPARISON OF FUND PERFORMANCE

     The Trust may make comparisons in advertising and sales literature between the Funds and other comparable funds in the industry. These comparisons may include such topics as risk and reward, investment objectives, investment strategies, and performance.

     Fund performance also may be compared to the performance of broad groups of mutual funds with similar investment goals or unmanaged indexes of comparable securities. Evaluations of Fund performance made by independent sources also may be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund. The Fund or its performance may also be compared to products and services not constituting securities subject to registration under the 1933 Act such as, but not limited to, certificates of deposit and money market accounts. Sources for performance information and articles about the Fund may include but are not restricted to the following:

AAII JOURNAL, a monthly association magazine for members of the American Association of Individual Investors.

ARIZONA REPUBLIC, a newspaper that may cover financial and investment news.

AUSTIN AMERICAN-STATESMAN, a newspaper that may cover financial news.

BANK RATE MONITOR, a service that publishes rates on various bank products such as certificates of deposit, money market deposit accounts and credit cards.

BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

BUSINESS WEEK, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.

CDA/WEISENBERGER MUTUAL FUNDS INVESTMENT REPORT, a monthly newsletter that reports on both specific mutual fund companies and the mutual fund industry as a whole.

CHICAGO TRIBUNE, a newspaper that may cover financial news.

CONSUMER REPORTS, a monthly magazine that from time to time reports on companies in the mutual fund industry.

DALLAS MORNING NEWS, a newspaper that may cover financial news.

DENVER POST, a newspaper that may quote financial news.

FINANCIAL PLANNING, a monthly magazine that may periodically review mutual fund companies.

FINANCIAL SERVICES WEEK, a weekly newspaper that covers financial news.

FINANCIAL WORLD, a monthly magazine that periodically features companies in the mutual fund industry.

FORBES,  a  national  business   publication  that  periodically   reports  the
performance of companies in the mutual fund industry.

FORTUNE,   a  national  business   publication  that  periodically   rates  the
performance of a variety of mutual funds.

FUND ACTION, a mutual fund news report.

HOUSTON CHRONICLE, a newspaper that may cover financial news.

INCOME AND SAFETY, a monthly newsletter that rates mutual funds.

INVESTECH, a bi-monthly investment newsletter.

INVESTMENT ADVISOR, a monthly publication directed primarily to the adviser community; includes ranking of mutual funds using a proprietary methodology.

INVESTMENT COMPANY INSTITUTE, the national association of the U.S. investment company industry.

INVESTOR'S BUSINESS DAILY, a newspaper that covers financial news.

KIPLINGER'S   PERSONAL  FINANCE  MAGAZINE,   a  monthly   investment   advisory
publication that periodically features the performance of a variety of securities.

LIPPER, A REUTER'S COMPANY, EQUITY FUND PERFORMANCE ANALYSIS, a monthly publication of industry-wide mutual fund averages by type of fund.

LIPPER, A REUTER'S COMPANY, FIXED INCOME FUND PERFORMANCE ANALYSIS, a monthly publication of industry-wide mutual fund performance averages by type of fund.

LOS ANGELES TIMES, a newspaper that may cover financial news.

LOUIS RUKEYSER'S WALL STREET, a publication for investors.

MEDICAL ECONOMICS, a monthly magazine providing information to the medical profession.

MONEY, a monthly magazine that features the performance of both specific funds and the mutual fund industry as a whole.

MONEY FUND REPORT, a weekly publication of iMoneyNet, Inc. (formerly IBC Financial Data, Inc.) reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "Taxable First Tier Fund Average."

MONEYLETTER, a biweekly newsletter that covers financial news and from time to time rates specific mutual funds.

MORNINGSTAR 5 STAR INVESTOR, a monthly newsletter which covers financial news and rates mutual funds, produced by Morningstar, Inc. (a data service which tracks open-end mutual funds).

MUTUAL FUND FORECASTER, a monthly newsletter that ranks mutual funds.

MUTUAL FUND INVESTING, a newsletter covering mutual funds.

MUTUAL  FUND  PERFORMANCE   REPORT,  a  monthly   publication  of  mutual  fund
performance and rankings, produced by Morningstar, Inc.

MUTUAL  FUNDS  MAGAZINE,  a  monthly  publication   reporting  on  mutual  fund
investing.

MUTUAL FUND SOURCE BOOK, an annual publication produced by Morningstar, Inc. that describes and rates mutual funds.

MUTUAL  FUND  VALUES,  a  biweekly   guidebook  to  mutual  funds  produced  by
Morningstar, Inc.

NEWSWEEK, a national news weekly that may cover business matters.

NEW YORK TIMES, a newspaper that may cover financial news.

NO LOAD FUND INVESTOR, a newsletter covering companies in the mutual fund industry.

ORLANDO SENTINEL, a newspaper that may cover financial news.

PERSONAL INVESTOR, a monthly magazine that from time to time features mutual fund companies and the mutual fund industry.

SAN ANTONIO BUSINESS JOURNAL, a weekly newspaper that periodically covers mutual fund companies as well as financial news.

SAN ANTONIO EXPRESS-NEWS, a newspaper that may cover financial news.

SAN FRANCISCO CHRONICLE, a newspaper that may cover financial news.

SMART MONEY, a monthly magazine featuring news and articles on investing and mutual funds.

USA TODAY, a newspaper that may cover financial news.

U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports on mutual fund performance data.

WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper that covers financial news.

WASHINGTON POST, a newspaper that may cover financial news.

WORLD MONITOR, The Christian Science Monitor Monthly.

WORTH, a magazine that covers financial and investment subjects including mutual funds.

YOUR MONEY, a monthly magazine directed toward the novice investor.

     In addition to the sources above, performance of the Funds may also be tracked by Lipper, A Reuter's Company, ("Lipper"), Variable Annuity Research & Data Service ("VARDS"), and Morningstar, Inc. ("Morningstar"). A Fund will be compared to Lipper's, VARDS's, or Morningstar's appropriate fund category according to its objective and portfolio holdings. Footnotes in advertisements and other sales literature will include the time period applicable for any rankings used.

     For comparative purposes, unmanaged indexes of comparable securities may be cited. Examples include the following:

-Ibbotson Associates, Inc., Stocks, Bonds, Bills, and Inflation Yearbook;

-Lehman Brothers 1-3 year Government/Corporate Index, an unmanaged index of all the government, agency, and corporate bonds longer than one year and less than three years;

-Lehman   Brothers   Aggregate   Bond  Index,   an   unmanaged   index  of  the
Government/Credit   Index,  the  Mortgage-Backed   Securities  Index,  and  the
Asset-Backed Securities Index;

-Morgan Stanley Capital Index (MSCI)- World, an unmanaged index, that reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market;

-NASDAQ  Industrials,   a  composite  index  of  approximately  3000  unmanaged
securities of industrial corporations traded over the counter;

-S&P 500 Index, a broad-based unmanaged composite index that represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

-Rusell 2000 Index, is an index that consist of the 2,000 smallest companies in the Russell 3000 Index, a widely recognized small cap index.

     Other sources for total return and other performance data that may be used by a Fund or by those publications listed previously are Morningstar, Inc., Schabaker Investment Management, and Investment Company Data, Inc. These are services that collect and compile data on open-end mutual fund companies.

                           USAA LIFE INVESTMENT TRUST

PART C.  OTHER INFORMATION
         -----------------

ITEM 23.  Exhibits

 EXHIBIT
   NO.                           DESCRIPTION OF EXHIBITS

   (1)   (a)  Certificate of Trust of USAA Life Investment Trust. /1/

         (b)  (i)  Master Trust Agreement of USAA Life Investment Trust. /7/

         (c) (ii) Amendment to Master Trust Agreement of USAA Life Investment Trust. /5/

         (d) (iii) Second Amendment to Master Trust Agreement of USAA Life Investment Trust. /7/

   (2)   Bylaws of USAA Life Investment Trust. /2/

   (3)   Not Applicable.

   (4)   (a)  Investment Advisory Agreement by and between USAA Life Investment
              Trust and USAA Investment Management Company, dated December 16, 1994. /7/

         (b) Amendment to Investment Advisory Agreement by and between USAA Life Investment Trust, with respect to its Aggressive Growth and International Funds, and USAA Investment Management Company, dated February 7, 1997. /5/

         (c) Second Amendment to Investment Advisory Agreement by and between USAA Life Investment Trust and USAA Investment Management Company, dated February 18, 1998. /7/

   (5)   (a)  Amended and  Restated  Underwriting  and  Administrative Services
              Agreement by and between USAA Life Insurance Company, USAA Life Investment Trust and USAA Investment Management Company, dated December 16, 1994, amended as of February 7, 1997, and amended and restated as of February 26, 1998, and amended and restated as of November 18, 1998 and amended and restated as of December 31, 1999. /9/

         (b) First Amendment to Underwriting and Administrative Services Agreement by and between USAA Life Insurance Company, USAA Life Investment Trust and USAA Investment Management Company, dated May 23, 2001. (filed herewith)

   (6)   Not Applicable.

   (7)   (a)  Custodian Agreement by and between USAA Life Investment Trust and
              State Street Bank and Trust Company, dated December 16, 1994. /8/

         (b) Amendment to Custodian Agreement by and between USAA Life Investment Trust and State Street Bank and Trust Company, dated December 16, 1994. /8/

         (c) First Amendment to the Amendment to the Custodian Agreement by and between USAA Life Investment Trust and State Street Bank and Trust Company, dated July 24, 1996. /5/

         (d) Second Amendment to Custodian Agreement by and between USAA Life Investment Trust and State Street Bank and Trust Company, dated April 24, 1997. /6/

         (e) Third Amendment to Custodian Agreement by and between USAA Life Investment Trust and State Street Bank and Trust Company, dated February 18, 1998. /7/

         (f) Amended and Restated Custodian Agreement by and between USAA life Investment Trust and State Street Bank and Trust Company, dated July 2, 2001. (filed herewith)

   (8)   (a)  Transfer Agent Agreement by and between USAA Life Investment Trust and USAA Life Insurance  Company, dated December 15, 1994. /7/

         (b) Letter Agreement by and between USAA Life Investment Trust and USAA Life Insurance Company, dated February 7, 1997, appointing USAA Life as the Transfer Agent and Dividend Disbursing Agent for the Aggressive Growth and International Funds. /7/

         (c) Amendment to Transfer Agent Agreement by and between USAA Life Investment Trust and USAA Life Insurance Company, dated February 18, 1998. /7/

         (d) Master Revolving Credit Facility Agreement with USAA Capital Corporation dated January 9, 2002. (filed herewith)

   (9)   (a)  Opinion of Counsel  concerning  the  Money Market, Income, Growth and Income, World Growth and Diversified Assets Funds. /3/

         (b)  Opinion  of  Counsel  concerning   the   Aggressive   Growth  and
              International Funds. /5/

         (c) Consent of Counsel concerning the Income, Growth and Income, World Growth, Diversified Assets, and Aggressive Growth Funds. (filed herewith)

   (10)  Consent of KPMG LLP, Independent Auditors. (filed herewith)

   (11)  Not Applicable.

   (12)  (a)  Subscription Agreement by and between USAA Life Insurance Company and USAA Life Investment Trust, with respect to its Money Market, Income, Growth and Income, World Growth and Diversified Assets Funds, dated December 16, 1994. /2/

         (b) Ratification of Subscription Agreement Modification, approved by the Trust's Board of Trustees on November 30, 1995. /4/

         (c) Subscription Agreement by and between USAA Life Insurance Company and USAA Life Investment Trust, with respect to its Aggressive Growth and International Funds, dated February 7, 1997. /5/

   (13)  Not Applicable.

   (14)  Not Applicable.

   (15)  Not Applicable.

   (16) Joint Code of Ethics of USAA Life Investment Trust and USAA Investment Management Company. /10/

   (17)  (a)  Powers  of Attorney  for:  James M. Middleton,  Larkin W. Fields,
              June R. Reedy, Neil H. Stone, and Gary W. West. /9/


/1/  Previously  filed  with  the   initial  filing,  on  August  1,  1994,  of
     Registrant's  Form N-1A Registration Statement.

/2/ Previously filed on December 22, 1994, with Pre-Effective Amendment No. 1 to Registrant's Form N-1A Registration Statement.

/3/ Previously filed on July 3, 1995, with Post-Effective Amendment No. 1 to the Registrant's Form N-1A Registration Statement.

/4/ Previously filed on April 29, 1996, with Post-Effective Amendment No. 2 to the Registrant's Form N-1A Registration Statement.

/5/ Previously filed on February 14, 1997, with Post-Effective Amendment No. 3 to the Registrant's Form N-1A Registration Statement.

/6/ Previously filed April 29, 1997, with Post-Effective Amendment No. 4 to Registrant's Form N-1A Registration Statement.

/7/ Previously filed on March 3, 1998, with Post-Effective Amendment No. 6 to Registrant's Form N-1A Registration Statement.

/8/ Previously filed on February 26, 1999, with Post-Effective Amendment No. 7 to Registrant's Form N-1A Registration Statement.

/9/ Previously filed on April 28, 2000, with Post-Effective Amendment No. 8 to Registrant's Form N-1A Registration Statement.

/10/ Previously filed on April 30, 2001, with Post-Effective Amendment No. 9 to
     Registrant's Form N-1A Registration Statement.

ITEM 24.  Persons Controlled by or Under Common Control with Registrant

     No person is controlled by Registrant. All of the outstanding shares of beneficial interest of Registrant are owned of record by USAA Life Insurance Company ("USAA Life"), which is a wholly owned subsidiary of United Services Automobile Association ("USAA"), and the Separate Account and the Life Insurance Separate Account of USAA Life Insurance Company (the "Separate Accounts"), segregated asset accounts of USAA Life. Information pertaining to persons controlled by or under common control with registrant is hereby incorporated by reference to the section captioned "Principal Holders of Securities" in the Statement of Additional Information.

ITEM 25.  Indemnification

     Indemnification against liability is provided to the Trustees and officers of the Registrant, the underwriter of the Registrant, and the following affiliated persons of the Registrant, in the following ways:

     (a) Directors' and Officers' Liability Policy: The Registrant and its Trustees and officers are covered under a joint liability insurance policy ("policy") along with USAA Investment Management Company ("USAA IMCO"), other mutual funds managed by USAA IMCO, and USAA Shareholder Account Services. The policy insures against errors and omissions as described therein.

     (b) Indemnification  under the  Master Trust  Agreement, as amended: Under
         Article V of the Registrant's Master Trust Agreement (incorporated herein by reference to Exhibit (1) (b)(i) of this Registration Statement), the Registrant has agreed to indemnify any Shareholder or former Shareholder, and each of its Trustees and officers, including persons serving at the Registrant's request as Directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise, against liability as specified therein.

     (c) Indemnification under the Amended and Restated Underwriting and Administrative Services Agreement: Under Section 9 of the Amended and Restated Underwriting and Administrative Services Agreement by and between the Registrant, USAA Life and USAA IMCO (incorporated herein by reference to Exhibit (5) of this Registration Statement), USAA Life and USAA IMCO have agreed to indemnify the Registrant and one another, and each of the Trustees, Directors and officers (or former Trustees, Directors and officers) of each party, and any person who controls any party, against liability as specified therein.

     (d) Indemnification  under  the  Custodian  Agreement, as  amended:  Under
         Section 2.12(6) and Section 8 of the Custodian Agreement by and between the Registrant and State Street Bank and Trust Company ("State Street") (incorporated herein by reference to Exhibit (7)(a) of this Registration Statement), State Street has agreed to be responsible to the Registrant for negligence or misconduct, as specified therein. Under Section 9 of the Amendment to the Custodian Agreement by and between the Registrant and State Street (incorporated herein by reference to Exhibit (7)(b) of this Registration Statement), any foreign banking institution employed by the Custodian ("Sub-Custodian") shall indemnify State Street and the Registrant, against liability as specified therein. Under Section 10 of the Amendment to the Custodian Agreement, the Custodian has agreed to be liable for the acts or omissions of a foreign banking institution as specified therein.

     (e) Indemnification under the Transfer Agent  Agreement, as amended: Under
         Section 12 of the Transfer Agent Agreement between the Registrant and USAA Life (incorporated herein by reference to Exhibit (8)(a) of this Registration Statement), USAA Life has agreed to indemnify the Registrant against liability as specified therein, and the Registrant shall indemnify USAA Life against liability as specified therein.

     (f) Indemnification under the Distribution and Administration Agreement, as amended: Under Section 13 of the Distribution and Administration Agreement by and between USAA Life and USAA IMCO (incorporated herein by reference to Exhibit 3 of Post-Effective Amendment No. 4 to the Form N-4 Registration Statement of the Separate Account, filed on April 29, 1998), USAA Life, on its own behalf and on behalf of the Separate Account, has agreed to indemnify USAA IMCO, its agents, employees and any person who controls USAA IMCO, against liability as specified therein, and USAA IMCO has agreed to indemnify USAA Life, its Directors and officers, the Separate Account, and any person who controls USAA Life, against liability as specified therein.

     (g) Indemnification  under  the Bylaws  of  USAA Life  as  amended:  Under
         Article IX of the Bylaws of USAA Life (incorporated herein by reference to Exhibit 6(b) of Post Effective Amendment No. 9, filed on March 1, 2002, of the Form N-4 Registration Statement of the Separate Account), USAA Life has agreed to indemnify any Director, officer, former Director or former officer of USAA Life against liability as specified therein.

     (h) Indemnification under the Delaware Business Trust Act: Under Section 3803(b) of the Delaware Business Trust Act, except to the extent otherwise provided in the governing instrument of a business trust, a Trustee, when acting in such capacity, is not personally liable to any person other than the business trust or a beneficial owner for any act, omission or obligation of the business trust or any Trustee thereof.

     Insofar as indemnification for liabilities arising under Securities Act of 1933 (the "1933 Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


ITEM 26.  Business and Other Connections of Investment Adviser

     Information pertaining to business and other connections of the Registrant's investment adviser is hereby incorporated by reference to the section of the Prospectus captioned "Fund Management" and to the section of the Statement of Additional Information captioned "Directors and Officers of the Company."

ITEM 27.  Principal Underwriters

     (a) USAA IMCO acts as principal underwriter of the Registrant's shares on a best-efforts basis and receives no fee or commission for its underwriting services. USAA IMCO, an affiliate of USAA, also serves as principal underwriter for the Separate Accounts, USAA Investment Trust, USAA State Tax-Free Trust, USAA Mutual Fund, Inc., and USAA Tax Exempt Fund, Inc.

     (b) Set forth on the next page is information concerning each director and executive officer of USAA IMCO.

NAME AND PRINCIPAL        POSITION AND OFFICES             POSITION AND OFFICES
BUSINESS  ADDRESS*         WITH UNDERWRITER                   WITH REGISTRANT
-------------------       -------------------              --------------------

Robert G. Davis           Director and Chairman                     None

Christopher W. Claus      Director and Vice                Senior Vice President
                          Chairman, Chief Executive
                          Officer and President

Kenneth E. Willmann       Director and Senior Vice             Vice President
                          President, Fixed Income
                          Investments

David G. Peebles          Director and Senior Vice             Vice President
                          President, Equity Investments

Michael D. Wagner         Senior Vice President,                    None
                          Secretary and Counsel

David M. Holmes           Senior Vice President and                 None
                          Senior Financial Officer

Mark S. Howard            Senior Vice President,            Assistant Secretary
                          Securities Counsel and
                          Compliance, and Assistant
                          Secretary

* The principal business address for all of the above directors and officers of USAA IMCO is 9800 Fredericksburg Road, San Antonio, Texas 78288.

     (c) Not Applicable.

ITEM 28.  Location of Accounts and Records

     The following entities prepare, maintain and preserve the records required by Section 31(a) of the 1940 Act for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such records will be maintained on behalf of the Registrant for the periods prescribed by the rules and regulations of the Commission under the 1940 Act and that such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request:

     (1) USAA Life Insurance Company
         9800 Fredericksburg Road
         San Antonio, Texas  78288

     (2) USAA Investment Management Company
         10750 Robert F. McDermott Freeway
         San Antonio, Texas  78288

     (3) State Street Bank and Trust Company
         225 Franklin Street
         Boston, Massachusetts  02110

ITEM 29.  Management Services

     Not Applicable.


ITEM 30.  Undertakings

     Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act, Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this amended registration statement to be signed on its behalf by the undersigned, duly authorized, in the city of San Antonio and state of Texas on the 27 day of February, 2002.


                                  USAA LIFE INVESTMENT TRUST


                                  BY: /S/ JAMES M. MIDDLETON
                                      ----------------------
                                      James M. Middleton
                                      President and Principal Executive Officer


     Pursuant  to  the   requirements  of  the  Securities  Act,  this  amended
registration statement has been signed below by the following persons in the capacities and on the date indicated.

       (SIGNATURE)              (TITLE)                         (DATE)

/S/ JAMES M. MIDDLETON    President and Chairman of the       February 27, 2002
----------------------    Board of Trustees
James M. Middleton        (Principal Executive Officer)



/S/ LARKIN W. FIELDS      (Principal Financial and            February 27, 2002
--------------------      Accounting Officer)
Larkin W. Fields


/S/ JUNE R. REEDY                Trustee                      February 27, 2002
-----------------
June R. Reedy


/S/ NEIL H. STONE                Trustee                      February 27, 2002
-----------------
Neil H. Stone


/S/ GARY W. WEST                 Trustee                      February 27, 2002
----------------
Gary W. West

 EXHIBIT
   NO.            DESCRIPTION OF EXHIBITS                              PAGE NO.

   (1)   (a)  Certificate of Trust of USAA Life Investment Trust. /1/

         (b)  (i)  Master Trust Agreement of USAA Life Investment Trust. /7/

         (c) (ii) Amendment to Master Trust Agreement of USAA Life Investment Trust. /5/

         (d) (iii)Second Amendment to Master Trust Agreement of USAA Life Investment Trust. /7/

   (2)   Bylaws of USAA Life Investment Trust. /2/

   (3)   Not Applicable.

   (4)   (a)  Investment Advisory Agreement by and between USAA Life Investment
              Trust and USAA Investment Management Company, dated December 16, 1994. /7/

         (b) Amendment to Investment Advisory Agreement by and between USAA Life Investment Trust, with respect to its Aggressive Growth and International Funds, and USAA Investment Management Company, dated February 7, 1997. /5/

         (c) Second Amendment to Investment Advisory Agreement by and between USAA Life Investment Trust and USAA Investment Management Company, dated February 18, 1998. /7/

   (5)   (a)  Amended and  Restated  Underwriting and  Administrative  Services
              Agreement by and between USAA Life Insurance Company, USAA Life Investment Trust and USAA Investment Management Company, dated December 16, 1994, amended as of February 7, 1997, and amended and restated as of February 26, 1998, and amended and restated as of November 18, 1998 and amended and restated as of December 31, 1999. /9/

         (b) First Amendment to Underwriting and Administrative Services Agreement by and between USAA Life Insurance Company, USAA Life Investment Trust and USAA Investment Management Company, dated
              May 23, 2001. (filed herewith)                                 68

   (6)   Not Applicable.

   (7)   (a)  Custodian Agreement by and between USAA Life Investment Trust and
              State Street Bank and Trust Company, dated December 16, 1994. /8/

         (b)  Amendment  to  Custodian Agreement  by  and   between  USAA  Life
              Investment Trust and State Street Bank and Trust Company, dated December 16, 1994. /8/

         (c) First Amendment to the Amendment to the Custodian Agreement by and between USAA Life Investment Trust and State Street Bank and Trust Company, dated July 24, 1996. /5/

         (d) Second Amendment to Custodian Agreement by and between USAA Life Investment Trust and State Street Bank and Trust Company, dated April 24, 1997. /6/

         (e) Third Amendment to Custodian Agreement by and between USAA Life Investment Trust and State Street Bank and Trust Company, dated February 18, 1998. /7/

         (f) Amended and Restated Custodian Agreement by and between USAA Life Investment Trust and State Street Bank and Trust Company,
              dated July 2, 2001. (filed herewith)                           72

   (8)   (a)  Transfer Agent Agreement by and between USAA Life Investment Trust and USAA Life Insurance Company, dated December 15, 1994. /7/

         (b) Letter Agreement by and between USAA Life Investment Trust and USAA Life Insurance Company, dated February 7, 1997, appointing USAA Life as the Transfer Agent and Dividend Disbursing Agent for the Aggressive Growth and International Funds. /7/

         (c) Amendment to Transfer Agent Agreement by and between USAA Life Investment Trust and USAA Life Insurance Company, dated February 18, 1998. /7/

         (d)  Master  Revolving  Credit  Facility  Agreement with USAA
              Capital Corporation dated January 9, 2002. (filed herewith)   120

   (9)   (a)  Opinion of Counsel concerning the  Money Market, Income, Growth and Income, World Growth and Diversified Assets Funds. /3/

         (b) Opinion of Counsel concerning the Aggressive Growth and International Funds. /5/

         (c)  Consent of  Counsel  concerning  the  Income, Growth and
              Income, World Growth, Diversified Assets, and Aggressive
              Growth Funds. (filed herewith)                                151

   (10)  Consent of KPMG LLP, Independent Auditors. (filed herewith)        153

   (11)  Not Applicable.

   (12)  (a)  Subscription Agreement by and between USAA Life Insurance Company and USAA Life Investment Trust, with respect to its Money Market, Income, Growth and Income, World Growth and Diversified Assets Funds, dated December 16, 1994. /2/

         (b) Ratification of Subscription Agreement Modification, approved by the Trust's Board of Trustees on November 30, 1995. /4/

         (c) Subscription Agreement by and between USAA Life Insurance Company and USAA Life Investment Trust, with respect to its Aggressive Growth and International Funds, dated February 7, 1997. /5/

   (13)  Not Applicable.

   (14)  Not Applicable.

   (15)  Not Applicable.

   (16) Joint Code of Ethics of USAA Life Investment Trust and USAA Investment Management Company. /10/

   (17)  (a)  Powers  of Attorney  for:  James M. Middleton,  Larkin W. Fields,
              June R. Reedy, Neil H. Stone and Gary W. West. (9)


/1/ Previously filed with the initial filing, on August 1, 1994, of Registrant's
    Form N-1A Registration Statement.

/2/ Previously filed on December 22, 1994, with Pre-Effective Amendment No. 1 to Registrant's Form N-1A Registration Statement.

/3/ Previously filed on July 3, 1995, with Post-Effective Amendment No. 1 to the Registrant's Form N-1A Registration Statement.

/4/ Previously filed on April 29, 1996, with Post-Effective Amendment No. 2 to the Registrant's Form N-1A Registration Statement.

/5/ Previously filed on February 14, 1997, with Post-Effective Amendment No. 3 to the Registrant's Form N-1A Registration Statement.

/6/ Previously filed  April 29, 1997,  with  Post-Effective  Amendment No. 4 to
    Registrant's Form N-1A Registration Statement.

/7/ Previously filed on March 3, 1998, with  Post-Effective  Amendment No. 6 to
    Registrant's Form N-1A Registration Statement.

/8/ Previously filed on February 26, 1999, with Post-Effective Amendment No. 7 to Registrant's Form N-1A Registration Statement.

/9/ Previously filed on April 28, 2000, with Post-Effective  Amendment No. 8 to
    Registrant's Form N-1A Registration Statement.

/10/Previously filed on April 30, 2001, with  Post-Effective Amendment No. 9 to
    Registrant's Form N-1A Registration Statement.